As filed with the Securities and Exchange Commission on March 30, 2012
File Nos. 33-85242 and 811-08822

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D C 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ___	[ ]
Post-Effective Amendment No. 22	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 23	[X]
(Check appropriate box or boxes)

CAPITAL MANAGEMENT INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

140 Broadway
New York, New York 10005
(Address of Principal Executive Offices)

888-626-3863
(Registrant’s Telephone Number, including Area Code)

Matrix 360 Administration, LLC.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, PA 19090-1904
(Name and Address of Agent for Service)

With copy to:
Thomas W. Steed, III, Esq.
Kilpatrick Townsend & Stockton LLP
4208 Six Forks Road, Suite 1400
Raleigh, North Carolina 27609

Approximate Date of Proposed Public Offering:	As soon as practicable after the
Effective Date of this Registration Statement

It is proposed that this filing will become effective:  (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on ________ (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ________ (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2) or
[ ]	on ________ (date) pursuant to paragraph (a)(2) of Rule 485.

PART A

FORM N-1A

PROSPECTUSES

Institutional Shares – Ticker Symbol CMEIX
Investor Shares – Ticker Symbol CMCIX

CAPITAL MANAGEMENT MID-CAP FUND

A series of the
Capital Management Investment Trust

INSTITUTIONAL SHARES
INVESTOR SHARES

PROSPECTUS
March 30, 2012

The Capital Management Mid-Cap Fund (“Fund”) seeks long-term capital appreciation.

Investment Advisor

Capital Management Associates, Inc.
140 Broadway
New York, New York 10005

1-888-626-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.  You should read the prospectus carefully before you invest or send money.

Page
SUMMARY	2

INVESTMENT OBJECTIVE	2
FEES AND EXPENSES OF THE FUND	2
SHAREHOLDER FEES	2
ANNUAL FUND OPERATING EXPENSES	2
EXPENSE EXAMPLE	2
PORTFOLIO TURNOVER	3
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND	3
PERFORMANCE	4
MANAGEMENT	5
PURCHASE AND SALE OF FUND SHARES	5
TAX INFORMATION	6
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	6

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS	6

INVESTMENT OBJECTIVE	6
PRINCIPAL INVESTMENT STRATEGIES	6
PRINCIPAL RISKS OF INVESTING IN THE FUND	7
OTHER INVESTMENT POLICIES	8
DISCLOSURE OF PORTFOLIO HOLDINGS	8

MANAGEMENT OF THE FUND	8

THE INVESTMENT ADVISOR	8
THE ADMINISTRATOR AND TRANSFER AGENT	10
THE DISTRIBUTOR	10
ADDITIONAL INFORMATION ON EXPENSES	11

INVESTING IN THE FUND	11

PURCHASE OPTIONS	11
INSTITUTIONAL SHARES	12
INVESTOR SHARES	12
PURCHASE AND REDEMPTION PRICE	14
PURCHASING SHARES	15
REDEEMING YOUR SHARES	17
PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY	19
FREQUENT PURCHASES AND REDEMPTIONS	19

OTHER IMPORTANT INFORMATION	20

DIVIDENDS, DISTRIBUTIONS, AND TAXES	20
BENCHMARK DESCRIPTIONS	21
FINANCIAL HIGHLIGHTS	22

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SUMMARY

 Investment Objective.  The investment objective of the Capital Management Mid-Cap Fund (“Fund”) is to seek long-term capital appreciation.

 Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in certain funds in the Capital Management Investment Trust (“Trust”) with a similar sales charge.  More information about these and other discounts is available from your financial professional and in the section “Investing in the Fund – Investor Shares” beginning on page 12 of the Fund’s prospectus (“Prospectus”) and the section “Purchase of Shares – Reduced Sales Charges” beginning on page 24 of the Fund’s statement of additional information (“SAI”).

 Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

 Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.00%	0.75%
Other Expenses	0.79%	0.79%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses 1	1.82%	2.57%
Fee Waiver and/or Expense Reimbursement 2	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1, 2	1.53%	2.28%

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“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

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Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses) to not more than 1.50%. The contractual agreement cannot be terminated prior to April 1, 2013 without the Trust’s Board of Trustees’ approval.

Expense Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The

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expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2013.  Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$156	$544	$958	$2,114
Investor Shares	$524	$1,049	$1,599	$3,097

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.62% of the average value of its portfolio.

Principal Investment Strategies of the Fund.  The Fund pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies.  The Fund considers a mid-cap company to be one that has market capitalization within the range of $1.5 billion to $12.5 billion.

The Fund’s investment in mid-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales.  Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of companies.  Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued.  The Advisor considers selling or reducing the Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies.  The following is a summary description of certain risks of investing in the Fund.

•      Stock Market and Equity Securities Risk.  Stock markets are volatile and stock prices may decline generally. Stocks can fluctuate in price based upon many different factors, including among others, changes in the company’s financial condition and overall market and economic conditions.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•      Mid-Cap Securities Risk.  Investing in the securities of mid-cap companies generally involves greater risk then investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that mid-cap companies may have limited product lines, operating history, markets or financial resources and, therefore, the securities of such companies may be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for mid-cap securities may be more limited than the market for larger companies.

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•      Market Risk.  The price of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

•      Management Style Risk.  The performance of the Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•      Short Sales Risk.  The Fund may establish a short position in a stock by selling borrowed shares of the stock.  When the price of any stock that the Fund has sold short rises above the price at which the Fund borrowed and sold the stock, then the Fund may lose money on the short sale.  Accordingly, the Fund is likely to lose value on its short sales in a rising market.  If the broker from whom the stock was borrowed requires that the stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.  If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Shares from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Quarterly Returns During This Time Period

Highest	15.15% (quarter ended June 30, 2009)

Lowest	(25.85)% (quarter ended December 31, 2008)

Year to Date	-4.72% (quarter ended December 31, 2011)

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Average Annual Total Returns (For the Period Ended December 31, 2011)	Past 1 Year	Past 5 Years	Past 10 Years
Capital Management Mid-Cap Fund – Institutional Shares
Before taxes	-4.72%	0.77%	4.17%
After taxes on distributions	-4.98%	0.23%	3.58%
After taxes on distributions and sale of shares	-2.71%	0.66%	3.57%
Capital Management Mid-Cap Fund – Investor Shares
Before taxes (includes maximum sales loads)	-8.26%	-0.59%	2.97%
Russell Mid-Cap Value Index (reflects no deduction for fees, expenses or taxes)	-1.38%	0.04%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Capital Management Associates, Inc. is the investment advisor for the Fund.  Ralph J. Scarpa is the President of the Advisor and has also been the portfolio manager of the Fund since January 1, 2007.

Purchase and Sale of Fund Shares.  The Fund’s minimum investment is as follows:

Institutional Shares	Investor Shares
$25,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).	$1,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).

You may generally purchase, redeem or exchange shares of the Fund on any business day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order as follows:

•
Through the Fund by mail or bank wire.  Mail requests should be sent to Capital Management Mid-Cap Fund (specify either Institutional or Investor shares) c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904.  For bank wire orders, please call the Fund at 1-888-626-3863 for instructions.

•	Through authorized Broker-Dealers and Financial Intermediaries. Please contact your broker-dealer or financial intermediary for information.

If your account was opened through the Fund, redemption and exchange requests may be made by telephone by calling the Fund at 1-888-626-3863.

If you have questions about purchasing, redeeming or exchanging shares of the Fund please call the Fund at the number referenced above.

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Tax Information. The Fund’s distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the Capital Management Mid-Cap Fund is to seek long-term capital appreciation.  The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of medium-capitalization (“mid-cap”) companies.  The Fund considers a mid-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $1.5 billion to $12.5 billion.

The Fund’s investments in mid-cap companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock.  The Fund intends to invest in a diversified group of mid-cap companies and will not concentrate its investments in any one industry or group.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of mid-cap companies, as measured at the time of purchase.  This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the Fund’s primary focus is investment in equity securities, the Fund may sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future.  When the Fund makes a short sale of a security, the Fund will have to replace the security in the future, whether or not the price declines.  The Fund may hold up to 20% of its net assets in short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,100 companies.  Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued.  This process may include visits and/or meetings with company management and contacts with industry experts and suppliers.  Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor considers selling or reducing the Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a mid-cap company or the Advisor believes a more attractive investment alternative is available.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of mid-cap companies.  There can be no assurance that the Fund will be successful in meeting its investment objective.

Since the Fund’s investment strategy utilizes equity securities (concentrating on mid-cap company securities), short-term investment instruments, and short sales, the Fund has some exposure to the risks associated with each of these investments.

Stock Market and Equity Securities Risk.  Investments in equity securities (i.e., common stocks and preferred stocks) are particularly subject to the risk of changing economic, stock market, industry, and company conditions that can adversely affect the value of the Fund’s equity holdings.  Stock markets are volatile and stock prices may decline generally. Stocks can fluctuate in price based upon many different factors, including among others, changes in the company’s financial condition and overall market and economic conditions.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Mid-Cap Securities.  Investing in the securities of mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or market averages in general.  Because mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth.  Additionally, mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies, and there typically is less publicly available information concerning mid-cap companies than for larger, more established companies.  These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities.  The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the Fund to achieve its investment objective.

Although investing in securities of mid-cap companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies’ shares could significantly decline in value.  Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in larger, more established companies.

Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, general equity market conditions and general investor sentiment.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Management Style Risk.  Since different types of securities (e.g. large-cap, mid-cap, small-cap) tend to shift into and out of favor with stock market investors depending on market and economic conditions, the

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performance of the Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk.  As explained above, the Fund may establish a short position in a stock by selling borrowed shares of the stock.  Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock’s price declines.  When the price of any stock that the Fund has sold short rises above the price at which the Fund borrowed and sold the stock, then the Fund may lose money on the short sale.  Accordingly, the Fund is likely to lose value on its short sales in a rising market.  If the broker from whom the stock was borrowed requires that the stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.  If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

OTHER INVESTMENT POLICIES

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The Fund’s investment advisor is Capital Management Associates, Inc., 140 Broadway, New York, New York 10005.  The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund.  Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.  The Advisor manages the investment and reinvestment of the Fund’s assets.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions,

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subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr. and David V. Shields.  The Shields brothers have been affiliated with the Advisor since 1982.  Ralph J. Scarpa is responsible for the day-to-day management of the Fund’s portfolio (“Portfolio Manager”).  Mr. Scarpa has been the President of the Advisor since January 1, 2007 and has been affiliated with the Advisor since 1995.  Prior to becoming President of the Advisor, Mr. Scarpa served as a Portfolio Manager of the Advisor.  Mr. Scarpa is also Co-CEO and Managing Member of Wellington Shields & Co., LLC (“WSC”), the distributor for the Fund.  The Advisor has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982.  As of February 29, 2012, the Advisor had approximately $189 million in assets under management.  Mr. Scarpa also serves as Co-CEO and President of Wellington Shields Capital Management an investment advisory firm registered with the SEC and an affiliate of WSC.  The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

The Advisor’s Compensation.  As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund’s daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.  During the fiscal year ended November 30, 2011, the Advisor waived a portion of its advisory fee in the amount of $40,330.  As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the last fiscal year was 0.71%.

Disclosure Regarding Approval of the Investment Advisory Contract.  A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2011 and, when available, the Annual Report for the fiscal year ending November 30, 2012.  You may obtain a copy of these Annual Reports, free of charge, upon request to the Fund.

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average daily net assets of the Fund through the period ending April 1, 2013.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.  The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90-days’ notice to the other party as set forth in the Expense Limitation Agreement.

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The Fund may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above.  Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices.  In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.  When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.  Certain securities trades will be cleared through Wellington Shields & Co., LLC, a registered broker-dealer affiliate of the Advisor and the distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor.  Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor.  The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker’s commission.  In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR AND TRANSFER AGENT

Matrix 360 Administration, LLC (“Matrix”) serves as the Fund administrator providing the Fund with certain administrative, fund accounting, and compliance services.  In addition, Matrix serves as the transfer agent and dividend disbursing agent of the Fund.  As indicated later in the section of this prospectus entitled “Investing in the Fund,” Matrix will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.  Matrix also makes available the office space, equipment, personnel, and facilities required to provide the foregoing services to the Fund.

THE DISTRIBUTOR

Wellington Shields & Co., LLC (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of Fund shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers and others.

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ADDITIONAL INFORMATION ON EXPENSES

Other Expenses.  In addition to the management fees and Rule 12b-1 fees for the Investor Shares of the Fund, the Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.  All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Annual Fund Operating Expenses.  In the section entitled “Summary – Fees and Expenses of the Fund” the “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are based upon actual expenses incurred by the Fund for the fiscal year ended November 30, 2011.

INVESTING IN THE FUND

PURCHASE OPTIONS

The Fund offers two different classes of shares through this prospectus.  Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or broker-dealer authorized to sell shares of the Fund.  The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Fund.  The following is a summary of each share class.

Institutional Shares

•	No front-end sales charge.
•	No contingent deferred sales charge.
•	No distribution and service plan (Rule 12b-1) fees.
•	$25,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

Investor Shares

•	A maximum front-end sales charge of 3.00%, as described below.
•	No contingent deferred sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.75%.
•	$1000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

When you purchase shares of the Fund, you must choose a share class.  If none is chosen, your investment will be made in the Investor Shares.

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INSTITUTIONAL SHARES

Institutional Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund.  The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan).  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

INVESTOR SHARES

Investor Shares are sold subject to a maximum front-end sales charge (load) of 3.00%, so that the term “offering price” includes the front-end sales charge (load).  Shares are redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares.

The minimum initial investment is $1,000.  The minimum additional investment is $500 ($100 for those participating in the automatic investment plan).  The Fund may, in the Advisor’s sole discretion, waive such minimum investment amounts.

Sales Charges

The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.  The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Reduced Sales Charges

Concurrent Purchases.  For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  The sales charge applicable to a purchase of Investor Shares is determined by adding the purchase price of shares to be purchased, including any concurrent purchases as described above, to the aggregate value (at the current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify.  For example, a person who is purchasing Investor Shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $200,000

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would pay a sales charge of 2.50% of the offering price on the new investment and 3.00% on the amount previously invested.

Letter of Intent.  Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund Shares Application.  Information about the “Letter of Intent” procedure, including its terms, is contained in the SAI.

Group Plans.  Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members, or participants.  Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge.  A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge.  This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in all accounts (e.g., retirement accounts) held by the shareholder at the Fund; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by the shareholder at broker-dealers; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by related parties of the shareholder, such as members of the same family or certain qualified groups, at the Fund or at any broker-dealers.

See the SAI for additional information on reduced sales charges.

Complete information regarding the Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the internet since the Fund does not have an internet website; however, further information is available by calling the Fund at 1-888-626-3863.

Distribution of the Fund’s Shares

For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Investor Shares (this compensation is commonly referred to as “12b-1 fees”).  Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of fees such as sales loads.

The Distribution Plan provides that the Fund may pay annually up to 0.75% of the average daily net assets of the Fund’s Investor Shares for activities primarily intended to result in the sale of those shares, including reimbursing entities for providing distribution and shareholder servicing with respect to the Fund’s Investor Shares.  Such expenditures, paid as service fees to any person who sells Investor Shares, may not exceed 0.25% of the Investor Shares’ average annual net asset value.

The Distribution Plan is known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures made by the

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Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Distribution Plan’s renewal.  The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Shares of the Fund; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Investor Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Investor Shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares.  The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a mid-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation; or (iv) the validity of a market quotation received is questionable.  Pursuant to policies adopted by the Trustees, the Advisor consults with Matrix on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for the portfolio security using the Fund’s normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold.  If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were

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priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing.  The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

PURCHASING SHARES

You may make purchases directly from the Fund by mail or bank wire.  The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  Orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Fund in good form.  The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund and Matrix.  The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the “Capital Management Mid-Cap Fund,” to:

Capital Management Mid-Cap Fund
Institutional Shares or Investor Shares (please specify)
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania  19090-1904

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account

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will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your canceled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders.  Purchases may also be made through bank wire orders.  To establish a new account or to add to an existing account by wire, please call the Fund at 1-888-626-3863 for instructions.

Subsequent Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum subsequent investment is $500.  Before adding funds by bank wire, please call the Fund at 1-888-626-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature.  You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside.  Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid in connection with the shares being exchanged.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.  The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original

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investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Capital Management Mid-Cap Fund
Institutional Shares or Investor Shares (please specify)
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania  19090-1904

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 215-830-8995).  The confirmation instructions must include the following:

(1)	The name of the Fund and the designation of class (Institutional or Investor);
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change

17

your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine.  The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100.  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Small Accounts.  The Trustees reserve the right to redeem involuntarily any account having a balance of less than $250,000 for the Institutional Shares or $1,000 for the Investor Shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed.  Redemptions from retirement plans may be subject to federal income tax withholding.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to

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them in computing the Fund’s net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Miscellaneous.  All redemptions requests will be processed and payment with respect thereto will normally be made within 7 days after tender.  The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor).  To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund’s mid-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Fund may face unfavorable impacts as mid-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.  These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to discourage and to identify such activity by shareholders of the Fund.  Under the Fund’s adopted policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a

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pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders.  To assist the Advisor in identifying possible Frequent Trading patters, Matrix provides a daily record of shareholder trades to the Advisor.  Matrix also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.  Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund.  Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

Intermediaries may apply frequent trading policies that differ from those described in this prospectus.  If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year.  Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and

20

capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income.  Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company.  Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income.  If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met.  If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sales of Fund shares are treated appropriately on their income tax returns.

BENCHMARK DESCRIPTIONS

The Russell Mid-Cap Value Index is a widely recognized unmanaged index designed to measure the performance of the mid-cap segment of the U.S. equity universe.  It includes those Russell Mid-Cap Index companies with lower price-to-book ratios and lower forecasted growth values.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

21

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following page are intended to help you understand the Fund’s financial performance for the previous five (5) fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data in the table below have been derived from audited financial statements of the Fund and have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference into the SAI.  This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund at 1-888-626-3863.  Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

22

Capital Management Mid-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during each fiscal year ended

Institutional Shares

November 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$16.48	$14.58	$11.37	$21.71	$19.65

Investment Operations:
Net investment (loss) income	(0.04)	(0.04)	0.04	(0.18)	(0.01)
Net realized and unrealized gain (loss) on
investments	0.43	1.94	3.21	(7.02)	2.65
Total from Investment Operations	0.39	1.90	3.25	(7.20)	2.64

Less Distributions:
From net investment income	-	-	(0.04)	(0.05)	-
From net realized capital gains	(0.31)	-	-	(3.09)	(0.58)
Total Distributions	(0.31)	-	(0.04)	(3.14)	(0.58)

Net Asset Value, End of Year	$16.56	$16.48	$14.58	$11.37	$21.71

Total Return (a)	2.38%	13.03%	28.56%	(38.45)%	13.84%

Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$12,964	$12,950	$11,627	$9,260	$15,525
Ratio of Gross Expenses to Average Net Assets (b)	1.79%	1.84%	1.95%	2.00%	1.98%
Ratio of Net Expenses to Average Net Assets (b)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment (Loss) Income to
Average Net Assets	(0.25)%	(0.24)%	0.32%	(0.75)%	(0.07)%
Portfolio Turnover Rate	39.62%	27.56%	18.26%	25.32%	48.53%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

23

Capital Management Mid-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during each fiscal year ended

Investor Shares

November 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$14.54	$12.96	$10.16	$19.85	$18.15

Investment Operations:
Net investment loss	(0.15)	(0.15)	(0.05)	(0.23)	(0.16)
Net realized and unrealized gain (loss) on
investments	0.38	1.73	2.85	(6.33)	2.44
Total from Investment Operations	0.23	1.58	2.80	(6.56)	2.28

Distributions:
From net investment income	-	-	-	(0.04)	-
From net realized capital gains	(0.31)	-	-	(3.09)	(0.58)
Total Distributions	(0.31)	-	-	(3.13)	(0.58)

Net Asset Value, End of Year	$14.46	$14.54	$12.96	$10.16	$19.85

Total Return (a)	1.60%	12.19%	27.56%	(38.88)%	12.98%

Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$377	$372	$382	$290	$390
Ratio of Gross Expenses to Average Net Assets (b)	2.54%	2.59%	2.70%	2.75%	2.73%
Ratio of Net Expenses to Average Net Assets (b)	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to
Average Net Assets	(1.00)%	(0.99)%	(0.44)%	(1.46)%	(0.82)%
Portfolio Turnover Rate	39.62%	27.56%	18.26%	25.32%	48.53%

(a)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

24

ADDITIONAL INFORMATION
CAPITAL MANAGEMENT MID-CAP FUND	CAPITAL MANAGEMENT

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report includes a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquires about the Fund, please call or write the Fund as provided below.  The Fund does not have an internet website.

By telephone: 1-888-626-3863

By mail:  Capital Management Mid-Cap Fund
  c/o Matrix Capital Group, Inc.
  630 Fitzwatertown Road
  Building A, 2nd Floor
  Willow Grove, PA  19090-1904

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-1520.

Investment Company Act file number 811-08822
PROSPECTUS March 30, 2012

Institutional Shares – Ticker Symbol CMSSX
Investor Shares – Ticker Symbol CMSVX

CAPITAL MANAGEMENT SMALL-CAP FUND

A series of the
Capital Management Investment Trust

INSTITUTIONAL SHARES
INVESTOR SHARES

PROSPECTUS
March 30, 2012

The Capital Management Small-Cap Fund (“Fund”) seeks long-term capital appreciation, while current income is a secondary consideration in selecting portfolio investments.

Investment Advisor
Capital Management Associates, Inc.
140 Broadway
New York, New York 10005

1-888-626-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.  You should read the prospectus carefully before you invest or send money.

Page
SUMMARY	1

INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
SHAREHOLDER FEES	1
ANNUAL FUND OPERATING EXPENSES	1
EXPENSE EXAMPLE	2
PORTFOLIO TURNOVER	2
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND	2
PRINCIPAL RISKS OF INVESTING IN THE FUND	2
PERFORMANCE	3
MANAGEMENT	4
PURCHASE AND SALE OF FUND SHARES	5
TAX INFORMATION	5
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	5

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS	6

INVESTMENT OBJECTIVE	6
PRINCIPAL INVESTMENT STRATEGIES	6
PRINCIPAL RISKS OF INVESTING IN THE FUND	6
OTHER INVESTMENT POLICIES	8
DISCLOSURE OF PORTFOLIO HOLDINGS	8

MANAGEMENT OF THE FUND	9

THE INVESTMENT ADVISOR	9
THE ADMINISTRATOR AND TRANSFER AGENT	10
THE DISTRIBUTOR	11
ADDITIONAL INFORMATION ON EXPENSES	11

INVESTING IN THE FUND	11

PURCHASE OPTIONS	11
INSTITUTIONAL SHARES	12
INVESTOR SHARES	12
PURCHASE AND REDEMPTION PRICE	14
PURCHASING SHARES	15
REDEEMING YOUR SHARES	17
PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY	19
FREQUENT PURCHASES AND REDEMPTIONS	20

i

Page
OTHER IMPORTANT INFORMATION	21

DIVIDENDS, DISTRIBUTIONS, AND TAXES	21
BENCHMARK DESCRIPTIONS	22
FINANCIAL HIGHLIGHTS	22

ii

SUMMARY

Investment Objective.  The investment objective of the Capital Management Small-Cap Fund (“Fund”) is to seek long-term capital appreciation, while current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in certain funds in the Capital Management Investment Trust (“Trust”) with a similar sales charge.  More information about these and other discounts is available from your financial professional and in the section “Investing in the Fund – Investor Shares” beginning on page 12 of the Fund’s prospectus (“Prospectus”) and the section “Purchase of Shares – Reduced Sales Charges” beginning on page 28 of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.00%	0.75%
Other Expenses	0.94%	0.94%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses 1	1.98%	2.73%
Fee Waiver and/or Expense Reimbursement 2	(0.44)%	(0.86)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement 1,2	1.54	1.87

1
“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”

2
The Fund’s investment advisor, Capital Management Associates, Inc. (the “Advisor”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expense) to not more than 1.50%. The contractual agreement cannot be terminated prior to April 1, 2013 without the Trust’s Board of Trustees’ approval.

1

Expense Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until April 1, 2013.  Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$157	$579	$1,027	$2,271
Investor Shares	$484	$1,043	$1,627	$3,208

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41.52% of the average value of its portfolio.

Principal Investment Strategies of the Fund.  The Fund pursues its investment objective by investing primarily in equity securities of small-capitalization (“small-cap”) companies.  The Fund considers a small-cap company to be one that has market capitalization within the range of $100 million to $1.5 billion.

The Fund’s investment in small-cap companies will be primarily in equity securities, such as common and preferred stock, securities convertible into common stock and short sales.  Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of small-cap companies.

While the Fund’s primary focus is investment in equity securities, the Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive.  Accordingly, the Fund may invest in derivative instruments, including put and call options.  The Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future.  When the Fund makes a short sale of a security, the Fund will have to replace the security in the future, whether or not the price declines.  The Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,300 companies.  Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued.  The Advisor considers selling or reducing the Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a small-cap company or the Advisor believes a more attractive investment alternative is available. Final investment decisions are made by the Advisor’s portfolio manager.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.  The following is a summary description of certain risks of investing in the Fund.

2

•      Stock Market and Equity Securities Risk.  Stock markets are volatile and stock prices may decline generally. Stocks can fluctuate in price based upon many different factors, including among others, changes in the company’s financial condition and overall market and economic conditions.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•      Small-Cap Securities Risk.  Investing in the securities of small-cap companies generally involves greater risk then investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that small-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small-cap securities may be more limited than the market for larger companies.

•      Market Risk.  The price of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

•      Management Style Risk.  The performance of the Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

•      Short Sales Risk.  The Fund may establish a short position in a stock by selling borrowed shares of the stock.  When the price of any stock that the Fund has sold short rises above the price at which the Fund borrowed and sold the stock, then the Fund may lose money on the short sale.  Accordingly, the Fund is likely to lose value on its short sales in a rising market.  If the broker from whom the stock was borrowed requires that the stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.  If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

•      Derivative Instruments Risk.  Derivative instruments such as option contracts, futures contracts, and options on future contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index.  Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the derivative security may not be liquid.

Performance.  The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Institutional Shares from year to year and by showing how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

3

Quarterly Returns During This Time Period

Highest	33.58% (quarter ended June 30, 2009)

Lowest	(42.69)% (quarter ended December 31, 2008)

Year to Date	6.14% (quarter ended December 31, 2011)

Average Annual Total Returns (For the Period Ended December 31, 2011)	Past 1 Year	Past 5 Years	Past 10 Years
Capital Management Small-Cap Fund – Institutional Shares
Before taxes	6.14%	3.43%	7.38%
After taxes on distributions	4.56%	2.52%	6.75%
After taxes on distributions and sale of shares	5.38%	2.78%	6.39%
Capital Management Small-Cap Fund – Investor Shares
Before taxes	2.67%	2.56%	6.85%
S&P 600 Small-Cap Index (reflects no deduction for fees, expenses or taxes)	1.00%	1.94%	7.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements, such as an individual retirement account (IRA) or 401(k) plan.  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

Management. Capital Management Associates, Inc. is the investment advisor for the Fund.  Ralph J. Scarpa is the President of the Advisor and has also been the portfolio manager of the Fund since January 1, 2007.

4

Purchase and Sale of Fund Shares.  The Fund’s minimum investment is as follows:

Institutional Shares	Investor Shares
$25,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).	$1,000 minimum initial investment and minimum subsequent investment is $500 ($100 if participating in the automatic investment plan).

You may generally purchase, redeem or exchange shares of the Fund on any business day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of your request in good order as follows:

•
Through the Fund by mail or bank wire.  Mail requests should be sent to Capital Management Small-Cap Fund (specify either Institutional or Investor shares) c/o Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904.  For bank wire orders, please call the Fund at 1-888-626-3863 for instructions.

•	Through authorized Broker-Dealers and Financial Intermediaries. Please contact your broker-dealer or financial intermediary for information.

If your account was opened through the Fund, redemption and exchange requests may be made by telephone by calling the Fund at 1-888-626-3863.

If you have questions about purchasing, redeeming or exchanging shares of the Fund please call the Fund at the number referenced above.

Tax Information. The Fund’s distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5

INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE

The investment objective of the Capital Management Small-Cap Fund is to seek long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments. The Fund’s investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, which is a diversified separate investment portfolio of the Trust, pursues its investment objective by investing primarily in equity securities of small-capitalization (“small-cap”) companies.  The Fund considers a small-cap company to be one that has market capitalization, measured at the time the Fund purchases the security, within the range of $100 million to $1.5 billion.

The Fund’s investments in small-cap companies will be primarily in equity securities of such companies, such as common and preferred stock and securities convertible into common stock.  The Fund intends to invest in a diversified group of small-cap companies and will not concentrate its investments in any one industry or group.

Under normal market conditions, the Fund will invest at least 90% of its total assets in equity securities, of which at least 80% of its total assets will be invested in the equity securities of small-cap companies, as measured at the time of purchase.  This investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

While the Fund’s primary focus is investment in equity securities, the Fund has flexibility to invest in other types of securities when the Advisor believes they offer opportunities that are more attractive.  Accordingly, the Fund may invest in derivative instruments, such as purchasing put and call options.  The Fund may also sell a security short (i.e., sell a security borrowed from a broker) if the Advisor expects the market price for the security to drop in the future.  When the Fund makes a short sale of a security, the Fund will have to replace the security in the future, whether or not the price declines.  The Fund may hold up to 20% of its net assets in derivative instruments and short positions at any time.

In selecting portfolio securities, the Advisor uses various screens and models to produce a potential universe of approximately 1,300 companies.  Then through fundamental research, the Advisor selects from that universe companies whose current share price is relatively undervalued.  This process often includes visits and/or meetings with company management and contacts with industry experts and suppliers.  Final investment decisions are made by the Advisor’s Portfolio Manager.

The Advisor considers selling or reducing the Fund’s holding in a security if the security no longer meets the Advisor’s investment criteria, the company is no longer considered a small-cap company or the Advisor believes a more attractive investment alternative is available.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund is intended for aggressive investors seeking above-average gains and willing to accept the risks involved in investing in the securities of small-cap companies.

6

Since the Fund’s investment strategy utilizes equity securities (concentrating on small-cap company securities), short-term investment instruments, derivative instruments, and short sales, the Fund has some exposure to the risks associated with each of these investments.

Stock Market and Equity Securities Risk.  Investments in equity securities (i.e., common stocks and preferred stocks) are particularly subject to the risk of changing economic, stock market, industry, and company conditions that can adversely affect the value of the Fund’s equity holdings.  Stock markets are volatile and stock prices may decline generally. Stocks can fluctuate in price based upon many different factors, including among others, changes in the company’s financial condition and overall market and economic conditions.  If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small-Cap Securities.  Investing in the securities of small-cap companies generally involves substantially greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of small-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general.  Because small-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that small-cap companies often have limited product lines, markets, or financial resources and may lack management depth.  Additionally, small-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies.  Small-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership.  These factors affect the Advisor’s access to information about the companies and the stability of the markets for the companies’ securities.  Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed, and the prices of the companies’ shares could dramatically decline in value.  Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.  The Advisor’s ability to choose suitable investments also has a significant impact on the ability of the Fund to achieve its investment objective.

Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions, general equity market conditions and general investor sentiment.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Derivative Instruments Risk.  Derivative instruments such as option contracts, futures contracts, and options on future contracts are generally investments the value of which depends on (or is derived from) the value of the underlying assets, interest rate, or index.  Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the derivative instrument may not be liquid.

7

Management Style Risk.  Since different types of securities (e.g. large-cap, mid-cap, small-cap) tend to shift into and out of favor with stock market investors depending on market and economic conditions, the performance of the Fund may be better or worse than the performance of equity funds that focus on other types of equities or have a broader investment style.

Short Sales Risk.  As explained above, the Fund may establish a short position in a stock by selling borrowed shares of the stock.  Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock's price declines.  When the price of any stock that the Fund has sold short rises above the price at which the Fund borrowed and sold the stock, then the Fund may lose money on the short sale.  Accordingly, the Fund is likely to lose value on its short sales in a rising market.  If the broker from whom the stock was borrowed requires that the stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.  If the Fund does not have the assets to cover a short sale, then the Fund's potential losses on the short will be unlimited because the security's price may appreciate indefinitely.

OTHER INVESTMENT POLICIES

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

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MANAGEMENT OF THE FUND

THE INVESTMENT ADVISOR

The Fund’s investment advisor is Capital Management Associates, Inc., 140 Broadway, New York, New York 10005.  The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Fund.  Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets.  The Advisor manages the investment and reinvestment of the Fund’s assets.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended.  The Advisor, organized as a New York corporation in 1982, is controlled by its officers and directors, with the principal shareholders being J.V. Shields, Jr. and David V. Shields.  The Shields brothers have been affiliated with the Advisor since 1982.  Ralph J. Scarpa is responsible for the day-to-day management of the Fund’s portfolio (“Portfolio Manager”).  Mr. Scarpa has been the President of the Advisor since January 1, 2007 and has been affiliated with the Advisor since 1995.  Prior to becoming President of the Advisor, Mr. Scarpa served as a Portfolio Manager of the Advisor.  Mr. Scarpa is also Co-CEO and Managing Member of Wellington Shields & Co., LLC (“WSC”), the distributor for the Fund.  The Advisor has been managing the Fund since its inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since 1982.  As of February 29, 2012, the Advisor had approximately $189 million in assets under management.  Mr. Scarpa also serves as Co-CEO and President of Wellington Shields Capital Management an investment advisory firm registered with the SEC and an affiliate of WSC.  The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.

The Advisor’s Compensation.  As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund’s daily average net assets at the annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over $500 million.  During the fiscal year ended November 30, 2011, the Advisor waived a portion of its advisory fee in the amount of $49,540.  As a result, the advisory fee paid to the Advisor by the Fund as a percentage of average annual net assets for the last fiscal year was 0.55%.

Disclosure Regarding Approval of the Investment Advisory Contract.  A discussion regarding the Trustees’ basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund’s Annual Report to shareholders for the fiscal year ended November 30, 2011 and, when available, the Annual Report for the fiscal year ending November 30, 2012.  You may obtain a copy of these Annual Reports, free of charge, upon request to the Fund.

Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Advisor has entered into an expense limitation agreement with the Trust, with respect to the Fund (“Expense Limitation Agreement”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.50% of the average

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daily net assets of the Fund through the period ending April 1, 2013.  It is expected that the Expense Limitation Agreement will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreement, as defined in the Investment Company Act of 1940, as amended (“1940 Act”); and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreement.  The Expense Limitation Agreement may also be terminated by the Advisor and the Trust at the end of the then current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three fiscal years, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above.  Consequently, no reimbursement by the Fund will be made unless: (i) the Fund’s assets exceed $10 million; (ii) the Fund’s total annual expense ratio is less than the percentage limits stated above; and (iii) the payment of such reimbursement has been approved by the Trustees on a quarterly basis.

Brokerage Practices.  In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.

When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner which the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.  Certain securities trades will be cleared through Wellington Shields & Co., LLC, a registered broker-dealer affiliate of the Advisor and the distributor of the Fund.

The 1940 Act generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor.  Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor.  The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker’s commission.  In addition, the Fund will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR AND TRANSFER AGENT

Matrix 360 Administration, LLC (“Matrix”) serves as the Fund administrator providing the Fund with certain administrative, fund accounting, and compliance services.  In addition, Matrix serves as the transfer agent and dividend disbursing agent of the Fund.  As indicated later in the section of this prospectus entitled “Investing in the Fund,” Matrix will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.  Matrix also makes available the office space, equipment, personnel, and facilities required to provide the foregoing services to the Fund.

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THE DISTRIBUTOR

Wellington Shields & Co., LLC (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of Fund shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or others.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses.  In addition to the management fees and Rule 12b-1 fees for the Investor Shares of the Fund, the Fund pays all expenses not assumed by the Fund’s Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent registered public accounting firm, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

Annual Fund Operating Expenses.  In the section entitled “Summary – Fees and Expenses of the Fund” the “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are based upon actual expenses incurred by the Fund for the fiscal year ended November 30, 2011.

INVESTING IN THE FUND

PURCHASE OPTIONS

The Fund offers two different classes of shares through this prospectus.  Fund shares may be purchased by any account managed by the Advisor and any other institutional investor or broker-dealer authorized to sell shares of the Fund.  The share classes available to an investor may vary depending on how the investor wishes to purchase shares of the Fund.  The following is a summary of each share class.

Institutional Shares

•	No front-end sales charge.
•	No contingent deferred sales charge.
•	No distribution and service plan (Rule 12b-1) fees.
•	$25,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

Investor Shares

•	A maximum front-end sales charge of 3.00%, as described below.
•	No contingent deferred sales charge.
•	Distribution and service plan (Rule 12b-1) fees of 0.75%.

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•	$1,000 minimum initial investment.
•	$500 minimum additional investment ($100 if participating in the automatic investment plan).
•	No conversion feature.

When you purchase shares of the Fund, you must choose a share class.  If none is chosen, your investment will be made in the Investor Shares.

INSTITUTIONAL SHARES

Institutional Shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Fund.  The minimum initial investment is $25,000 and the minimum additional investment is $500 ($100 for those participating in the automatic investment plan).  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

INVESTOR SHARES

Investor Shares are sold subject to a maximum front-end sales charge (load) of 3.00%, so that the term “offering price” includes the front-end sales charge (load).  Shares are redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares.

The minimum initial investment is $1,000.  The minimum additional investment is $500 ($100 for those participating in the automatic investment plan).  The Fund may, in the Advisor’s sole discretion, waive such minimum investment amounts.

Sales Charges

The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Amount of Transaction At Public Offering Price	Sales Charge As % of Net Amount Invested	Sales Charge As % of Public Offering Price	Dealer Discounts and Brokerage Commissions as % of Public Offering Price
Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.  The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

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Reduced Sales Charges

Concurrent Purchases.  For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  The sales charge applicable to a purchase of Investor Shares is determined by adding the purchase price of shares to be purchased, including any concurrent purchases as described above, to the aggregate value (at the current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify.  For example, a person who is purchasing Investor Shares with an aggregate value of $50,000 and who currently owns shares of the Fund with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment and 3.00% on the amount previously invested.

Letter of Intent.  Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the “Letter of Intent” section of the Fund Shares Application.  Information about the “Letter of Intent” procedure, including its terms, is contained in the SAI.

Group Plans.  Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members, or participants.  Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for a shareholder to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated to obtain a reduced sales charge.  A shareholder may be required to provide to the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge.  This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts (e.g., retirement accounts) held by the shareholder at the Fund; (ii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by the shareholder at broker-dealers; and (iii) information or records regarding shares of the Fund or other funds eligible to be aggregated that are in accounts held by related parties of the shareholder, such as members of the same family or certain qualified groups, at the Fund or at any broker-dealers.

See the SAI for additional information on reduced sales charges.

Complete information regarding the Fund's sales charges, as well as information regarding reduced sales charges (such as concurrent purchases, rights of accumulation, letters of intent, and group plans) and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on the internet since the Fund does not have an internet website; however, further information is available by calling the Fund at 1-888-626-3863.

Distribution of the Fund’s Shares

For the Investor Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act.  Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended

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to result in the sale of the Fund’s Investor Shares (this compensation is commonly referred to as “12b-1 fees”).  Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of fees such as sales loads.

The Distribution Plan provides that the Fund may pay annually up to 0.75% of the average daily net assets of the Fund’s Investor Shares for activities primarily intended to result in the sale of those shares, including reimbursing entities for providing distribution and shareholder servicing with respect to the Fund’s Investor Shares.  Such expenditures, paid as service fees to any person who sells Investor Shares, may not exceed 0.25% of the Investor Shares’ average annual net asset value.

The Distribution Plan is known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures made by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and concerning their annual consideration of the Distribution Plan’s renewal.  The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Shares of the Fund; (ii) the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Investor Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Investor Shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares.  The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received, subject to the order being accepted by the Fund in good form.  An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount.  The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier.  The Fund does not calculate net asset value on days when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio

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security is halted during the day and does not resume prior to the Fund’s net asset value calculation; or (iv) the validity of a market quotation received is questionable.  Pursuant to policies adopted by the Trustees, the Advisor consults with Matrix on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and may differ substantially from the price at which the security may ultimately be traded or sold.  If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the 1940 Act, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for those companies explain the circumstances under which they will use fair value pricing and the effects of using such fair value pricing.  The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Other Matters.  Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund.

PURCHASING SHARES

You may make purchases directly from the Fund by mail or bank wire.  The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund.  Orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being accepted by the Funds in good form.  The orders will be priced at the Fund’s net asset value next computed after the orders are received by the authorized broker or broker-authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason; or (ii) suspend its offering of shares at any time.

Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund and Matrix.  The Fund will charge a $35 fee and may redeem shares of the Fund already owned by the purchaser or shares of another identically registered account in another series of the Trust to recover any such loss.  For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the “Capital Management Small-Cap Fund,” to:

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Capital Management Small-Cap Fund
Institutional Shares or Investor Shares (please specify)
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania  19090-1904

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN or TIN are met and we have not been notified by the IRS that the particular U.S. investor is subject to back-up withholding.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your canceled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

Bank Wire Orders.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-888-626-3863 for instructions.

Subsequent Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum subsequent investment is $500.  Before adding funds by bank wire, please call the Fund at 1-888-626-3863 for wire instructions and to advise the Funds of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature.  You may exchange shares of the Fund for shares of any other series of the Trust offered for sale in the state in which you reside.  Shares may be exchanged for shares of any other series of the Trust at the net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid in connection with the shares being exchanged.  Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.  The Trustees reserve the right to suspend, terminate, or amend the terms of the exchange privilege upon prior written notice to the shareholders.

Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

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Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor’s driver’s license or other identifying documents.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  If after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING YOUR SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Capital Management Small-Cap Fund
Institutional Shares or Investor Shares (please specify)
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania  19090-1904

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  For all redemptions, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so

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requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 215-830-8995).  The confirmation instructions must include the following:

(1)	The name of the Fund and the designation of class (Institutional or Investor);
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-626-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your account application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund or its agents to be genuine.  The Fund or its agents will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund, however, will not be liable for any losses due to unauthorized or fraudulent instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $250,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount not less than $100.  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

Small Accounts.  The Trustees reserve the right to redeem involuntarily any account having a balance of less than $250,000 for the Institutional Shares or $1,000 for the Investor Shares (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his account balance up to the applicable minimum for the share class during the notice period, the account will not be redeemed.  Redemptions from retirement plans may be subject to federal income tax withholding.

18

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Miscellaneous.  All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after tender.  The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

PURCHASING OR REDEEMING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may purchase or redeem shares of the Fund through an authorized financial intermediary (such as a financial planner or advisor).  To purchase or redeem shares based upon the net asset value of any given day, your financial intermediary must receive your order before the close of regular trading on the NYSE that day.  Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time.  Your financial intermediary may charge additional transaction fees for its services.

Certain financial intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers.  Under this arrangement, the financial intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

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FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for the Fund’s small-cap portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Current shareholders of the Fund may face unfavorable impacts as small-cap securities may be more volatile than securities for larger, more established companies and it may be more difficult to sell a significant amount of shares to meet redemptions in a limited market.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.  These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund.  Under the Fund’s policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders.  To assist the Advisor in identifying possible Frequent Trading patterns, Matrix provides a daily record of shareholder trades to the Advisor.  Matrix also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.  Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.

This policy is intended to apply uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through accounts such as omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares without the identity of the underlying shareholder being known to the Fund.  Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  The policy will not apply if the Advisor determines that a purchase and redemption pattern is not a Frequent Trading pattern intended to respond to short-term fluctuations in the securities markets, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to accept further purchase and/or exchange orders for such investor account.

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Intermediaries may apply frequent trading policies that differ from those described in this prospectus.  If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund will distribute most of its income and realized gains to its shareholders every year.  Dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gains, or ordinary income.  Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company.  Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income.  If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met.  If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.  All

21

taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.  Distributions may be subject to state and local taxes, as well as federal taxes.

BENCHMARK DESCRIPTIONS

The S&P 600 Small-Cap Index is the Standard & Poor’s Composite Index of 600 small-cap stocks and is a widely recognized unmanaged index of common stock prices. You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses or taxes.  If this index did pay commissions, expenses or taxes, its returns would be lower.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following page are intended to help you understand the Fund’s financial performance for the previous five (5) fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data included in the table below have been derived from audited financial statements of the Fund and have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference to the SAI.  This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference to the SAI, a copy of which may be obtained at no charge by calling the Fund at 1-888-626-3863.  Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund.

22

Capital Management Small-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during each fiscal year ended

Institutional Shares

November 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$16.93	$13.33	$11.40	$19.83	$20.34

Investment Operations:
Net investment income (loss)	0.14	(0.05)	- (a)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on
investments	2.14	3.87	1.95	(5.18)	0.32
Total from Investment Operations	2.28	3.82	1.95	(5.26)	0.27

Distributions:
From net investment income	(0.13)	-	- (a)	-	-
In excess of net investment income	(0.07)	(0.01)	(0.02)	-	-
From net realized capital gains	(1.43)	(0.21)	-	(3.17)	(0.78)
Total Distributions	(1.63)	(0.22)	(0.02)	(3.17)	(0.78)

Net Asset Value, End of Year	$17.58	$16.93	$13.33	$11.40	$19.83

Total Return (b)	13.51%	28.65%	17.10%	(31.65)%	1.38%

Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$10,896	$9,929	$7,716	$6,812	$9,271
Ratio of Gross Expenses to Average Net Assets (c)	1.94%	2.06%	2.24%	2.39%	2.47%
Ratio of Net Expenses to Average Net Assets (c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.69%	(0.28)%	0.03%	(0.51)%	(0.26)%
Portfolio Turnover Rate	41.52%	19.34%	33.07%	32.76%	56.60%

(a)	Net investment income and distributions from net investment income resulted in less than $0.01 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(c)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

23

Capital Management Small-Cap Fund

FINANCIAL HIGHLIGHTS

For a share outstanding during each fiscal year ended

Investor Shares

November 30,
	2011	2010	2009	2008	2007

Net Asset Value, Beginning of Year	$16.23	$12.83	$10.99	$19.21	$19.80

Investment Operations:
Net investment income (loss)	0.08	(0.12)	(0.02)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on
investments	2.04	3.73	1.86	(4.92)	0.33
Total from Investment Operations	2.12	3.61	1.84	(5.05)	0.19

Distributions:
From net investment income	(0.09)	-	-	-	-
In excess of net investment income	(0.05)	-	-		-
From net realized capital gains	(1.43)	(0.21)	-	(3.17)	(0.78)
Total Distributions	(1.57)	(0.21)	-	(3.17)	(0.78)

Net Asset Value, End of Year	$16.78	$16.23	$12.83	$10.99	$19.21

Total Return (a)	13.10%	28.16%	16.74%	(31.56)%	1.00%

Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$145	$128	$99	$85	$126
Ratio of Gross Expenses to Average Net Assets (b)	2.69%	2.81%	2.99%	3.14%	3.22%
Ratio of Net Expenses to Average Net Assets (b)	1.83%	1.83%	1.83%	1.84%	1.84%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.35%	(0.61)%	(0.31)%	(0.84)%	(0.60)%
Portfolio Turnover Rate	41.52%	19.34%	33.07%	32.76%	56.60%

(a)
Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return does not reflect payment of sales charges.

(b)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).

See Notes to Financial Statements

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ADDITIONAL INFORMATION

CAPITAL MANAGEMENT SMALL-CAP FUND	CAPITAL MANAGEMENT SMALL-CAP FUND

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments is also available in the Fund’s annual and semi-annual reports to shareholders.  The Fund’s annual report will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquires about the Fund, please call or write the Fund as stated below.  The Fund does not have an internet website.

By telephone: 1-888-626-3863

By mail: Capital Management Small-Cap Fund
 c/o Matrix Capital Group, Inc.
 630 Fitzwatertown Road
 Building A, 2nd Floor
 Willow Grove, Pennsylvania 19090-1904

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C.  20549-1520.

Investment Company Act file number 811-08822
PROSPECTUS March 30, 2012

PART B

FORM N-1A

STATEMENTS OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

CAPITAL MANAGEMENT MID-CAP FUND
Institutional Shares – Ticker Symbol CMEIX
Investor Shares – Ticker Symbol CMCIX

March 30, 2012

A series of the
CAPITAL MANAGEMENT INVESTMENT TRUST

Capital Management Associates, Inc.
140 Broadway
New York, New York  10005
Telephone 1-888-626-3863

Page
OTHER INVESTMENT POLICIES	1
INVESTMENT LIMITATIONS	4
MANAGEMENT AND OTHER SERVICE PROVIDERS	6
ADDITIONAL INFORMATION ON PERFORMANCE	16
PORTFOLIO TRANSACTIONS	19
SPECIAL SHAREHOLDER SERVICES	20
DISCLOSURE OF PORTFOLIO HOLDINGS	22
PURCHASE OF SHARES	23
REDEMPTION OF SHARES	25
NET ASSET VALUE	26
ADDITIONAL TAX INFORMATION	27
CAPITAL SHARES AND VOTING	29
FINANCIAL STATEMENTS	30
APPENDIX A – DESCRIPTION OF RATINGS	31
APPENDIX B – PROXY VOTING POLICIES	35

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Capital Management Mid-Cap Fund (“Fund”), dated the same date as this SAI, relating to the Fund’s Institutional Shares and Investor Shares (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Information from the Annual Reports to shareholders is incorporated by reference into this SAI.  Copies of the Prospectus for the Investor Shares and Institutional Shares of the Fund and Annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Fund is a diversified series of the Capital Management Investment Trust (“Trust”), a registered open-end management investment company.  The Trust was organized on October 18, 1994, as a Massachusetts business trust.  The primary investment strategies and risks of the Fund are described in the Prospectus.  In addition to the principal investment strategies discussed in the Fund’s Prospectus, the Fund may also employ the use of the financial instruments described below in order to achieve its objective.  The strategies set forth below are not principal strategies of the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in this SAI and the Fund’s Prospectus.

Repurchase Agreements.  The Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Fund’s investment advisor, Capital Management Associates, Inc. (“Advisor”), will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Money Market Instruments.  The Fund may acquire money market instruments.  These may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Investment Companies.  The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”).  The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the

1

Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, the Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Exchange Traded Funds.  The Fund may invest in an exchange traded fund.  An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Short Sales.  The Fund may commit up to 20% of its net assets in short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  Short sales involve leverage, which may exaggerate a gain or loss.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.  The use of borrowing and short sales may cause the Fund to incur higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

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In addition, the Fund may make short sales “against the box.”  A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  If the Fund sells securities short against the box, it may protect unrealized gains, but it will lose the opportunity to profit on such securities if the price rises.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Securities.  The Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges.  The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.  Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Fund receives from its investments.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Funding Agreements.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including, among others:  (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investments in illiquid securities may involve a high degree of business and financial risk and may result in substantial losses. Because of the illiquid nature of these securities, the Fund may take longer to liquidate these positions than would be

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the case for more liquid securities.  The Fund’s investment in these illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their fair market value, the value of the Fund’s net assets could be adversely affected.

Restricted Securities.  Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  If a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Borrowing.  The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 15% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.  In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

Temporary Defensive Positions.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1)
Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet

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redemption requests in amounts not exceeding 15% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2)
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(3)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

(4)	Invest for the purpose of exercising control or management of another issuer;

(5)
Purchase or sell commodities or commodities contracts; real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(6)
Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(7)
Invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets.  Included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchange;

(8)	Participate on a joint or joint and several basis in any trading account in securities;

(9)	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

(10)	Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options.

The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)
Invest in securities of issuers which have a record of less than three years of continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

(2)
Invest more than 10% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(3)
Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities; or

(4)	Make loans of money or securities, except that the Fund may invest in repurchase agreements.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e. percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

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MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS.  The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 140 Broadway, 44th Floor, New York, New York 10005.

Independent Trustees
Lucius E. Burch, III, 70	Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Burch Investment Group, formerly Massey Burch Investment Group, Inc. (venture capital firm).	2	None
Paul J. Camilleri, 64	Trustee	Since 2/07	Arbitrator for the Financial Industry Regulatory Authority, Inc. (since 2001).	2	None
Anthony J. Walton, 69 Standard Charter Bank 1095 Avenue of the Americas, 37th Floor New York, NY 10036	Trustee	Since 12/94	Vice Chairman -Americas (Since 2005) of Standard Chartered Bank (commercial bank); previously, Chief Executive Officer (1995-2006) of Armstrong Holdings Corporation (private investment and corporate finance advisory firm) and Managing Director (2005-2008) of Econban Finance, LLC (investment bank).	2	None
Interested Trustees*
David V. Shields, 72**	Trustee	Since 12/94	Director (since 1982) of Capital Management Associates, Inc. (investment advisor to the Fund); Vice-Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC (broker/dealer and distributor to the Fund) Managing Member (since December 2009) of Wellington Shields Capital Management, LLC (registered investment advisor); formerly President and Managing Director (from 1982 to 2009) of Shields & Company (broker/dealer and the former distributor to the Fund).	2	None
Joseph V. Shields, Jr., 74**	Chairman and Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Capital Management Associates, Inc.; Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC; Chairman (since December 2009) of Wellington Shields Capital Management, LLC; former Chairman and Managing Director (from 1982 to 2009) of Shields & Company.	2	Chairman of Board of Trustees – BBH Trust for the 4 series of the trust (registered investment companies); Director (since 1989) of Flowers Foods, Inc. (food company).

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 * Basis of Interestedness:  David V. Shields and Joseph V. Shields, Jr. are Interested Trustees because they are officers and principal owners of Capital Management Associates, Inc., the Fund’s investment advisor, and Wellington Shields & Co., LLC, the Fund’s distributor.
** David V. Shields and Joseph V. Shields, Jr. are brothers.

Officers
Ralph J. Scarpa, 75	President, Principal Executive Officer, and Principal Financial Officer	Since 01/07
President (since 2007) and portfolio manager of Capital Management Associates, Inc.; Co-CEO and Managing Member (since December 2009) of Wellington Shields & Co., LLC; Managing Director, Co-Chairman of the Investment Committee and portfolio manager (since December 2009) of Wellington Shields Capital Management, LLC; previously (from 1982 to 2009) Senior Vice President and Managing Director and Secretary of Shields & Company (from 1987 to 2009).
				n/a	n/a
W. Jameson McFadden, 30	Vice-President	Since 2/12
Secretary & Treasurer (since 2010) of Capital Management Associates, Inc. (“CMA”) and Equity Research Analyst (since 2006) at CMA; Managing Member (since December 2009) of Wellington Shields & Co., LLC; Investment Committee Member (since December 2009) of Wellington Shields Capital Management Investment, LLC; previously Officer (from 2006 to 2009) of Shields & Company; predecessor firm to Wellington Shields & Co., LLC.
				n/a	n/a
Christopher F. Meyer, 62	Chief Compliance Officer	Since 5/06
Chief Compliance Officer of Capital Management Associates, Inc. (since 2006); Chief Compliance Officer and Senior Vice President (since December 2009) of Wellington Shields & Co., LLC; Chief Compliance Officer (since December 2009) of Wellington Shields Capital Management, LLC; previously Chief Compliance Officer (from 2006 to 2009) of Shields & Company; Chief Compliance Officer of H. G. Wellington & Co. Inc. (from January 2009 to December 2009).
				n/a	n/a
Larry E. Beaver, Jr. 42 Matrix Capital Group, Inc. 630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA 19090	Treasurer and Assistant Secretary	Since 5/08	Director of Fund Accounting and Administration (since 2005) of Matrix 360 Administration, LLC (administrator and transfer agent to the Fund), formerly known as Matrix Capital Group, Inc.	n/a	n/a
David F. Ganley, 65 Matrix Capital Group, Inc. 630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA 19090.	Secretary and Assistant Treasurer	Since 5/08	Member (since 2010) Matrix 360 Administration, LLC; and Senior Vice President (since 2005) of Matrix Capital Group, Inc.	n/a	n/a

Board Structure.  The Trust’s Board includes three Independent Trustees and two Interested Trustees.  Mr. Joseph Shields, an Interested Trustee and Chairman and CEO of the Advisor, serves as its Chairman of the Board.  The Board has established four standing committees: an Audit Committee, a Nominating Committee, a Proxy Voting Committee and a Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Other information about these standing committees is set forth below.  The Board does not have a single lead Independent

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Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The Board has determined that the Board’s structure is appropriate given the characteristics, size and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Qualification of Trustees.  The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure.  Among the Trustee Attributes common  to each of the Trustees are their ability to evaluate, question and discuss information about the Fund, to interact effectively with the other Trustees, Trust management, the CCO and Trust third party service providers, legal counsel and the independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.  Each of the Trustees also has served on the Board for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Fund and Trust.

In addition to the Trustee Attributes listed above, each of the Trustees have additional Trustees Attributes including, among other things, the Trustee Attributes as provided in the “Trustees and Executive Officers” table above and as follows:

Mr. Burch has experience in and knowledge of the financial industry as chairman and Chief Executive Officer of a venture capital firm.  Mr. Camilleri has experience in and knowledge of the financial industry in his role as an arbitrator for the Financial Industry Regulatory Authority and as a former consultant for a broker/dealer.  Mr. Walton has experience in and knowledge of the financial industry as a vice-chairman of a commercial bank and a former chief executive officer of a private investment and corporate finance advisory firm.  Mr. David Shields has experience in and knowledge of the financial industry as a Director of the Advisor and vice-chairman of the broker-dealer which serves as the distributor for the Fund.  Mr. J.V. Shields has experience in and knowledge of the financial industry as the Chairman and Chief Executive Officer of the Advisor and chairman of the broker-dealer which serves as the distributor for the Fund.  In addition, he serves as a trustee of another investment company and as a director of a NYSE listed company.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met two times during the Fund’s last fiscal year.

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Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to the which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2011 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustees
Lucius E. Burch, III	Mid-Cap Fund	A
	Small-Cap Fund	A
A
Paul J. Camilleri	Mid-Cap Fund	A
	Small-Cap Fund	A
A
Anthony J. Walton	Mid-Cap Fund	C
	Small-Cap Fund	A
C
Interested Trustees
David V. Shields	Mid-Cap Fund	E
	Small-Cap Fund	E
E
Joseph V. Shields, Jr.	Mid-Cap Fund	E
	Small-Cap Fund	E
E

* Family of Investment Companies includes both the Fund and the Capital Management Small-Cap Fund.

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Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2011, none of the Independent Trustees and/or their immediate family members owned securities of the Advisor, Wellington Shields & Co., LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Trustees and officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Other Trustees will receive an annual fee of $2,000 per fund each year plus $500 per fund per meeting attended in person and $300 per fund per meeting attended by telephone.  The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.  The table below reflects the amount of compensation received by each Trustee for the fiscal year ended November 30, 2011.

Independent Trustees
Lucius E. Burch, III	$2,100	None	None	$4,200
Paul J. Camilleri	$3,000	None	None	$6,000
Anthony J. Walton	$2,100	None	None	$4,200
Interested Trustees
David V. Shields	None	None	None	None
Joseph V. Shields, Jr.	None	None	None	None

* Each Trustee serves as Trustee for the Fund and the Capital Management Small-Cap Fund (another series of the Trust).

Codes of Ethics.  The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code).  There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-626-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of March 15, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 19.12% of the then outstanding shares of the Institutional Class shares of the Fund and less than 1% of the then outstanding shares of the Investor Class shares of the Fund.  Certain Trustees and officers of the Trust indirectly own shares of the Fund through the Advisor or Wellington Shields 401k and Profit Sharing Plan, as indicated below.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any Class of the Fund as of March 15, 2012.

	Institutional Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

First Clearing Corporation	169,473.517 shares	21.76%
Capital Management Associates
FAO: William Howard Flowers, Jr.
140 Broadway
New York, NY 10005-1101

First Clearing Corporation	101,185.732 shares	12.99%
Brookwood Endowment Fund
Special Account
314 Gordon Avenue
Thomasville, GA 31792-6642

First Clearing Corporation	70,224.719 shares	8.94%
FAO: Joseph V. Shields, Jr. IRA
140 Broadway
New York, NY 10005-1101

First Clearing Corporation	68,154.695 shares	8.75%
Shields Capital Corp
Employee Benefit Plan
140 Broadway
New York, NY 10005-1101

First Clearing Corporation	55,974.896 shares	7.19%
Attn: Grace Lyu-Vollckhausen
225 Broadway, Suite 2900
New York, NY 10007-3074

First Clearing Corporation	55,974.896 shares	7.19%
Attn: Grace Lyu-Vollckhausen
225 Broadway, Suite 2900
New York, NY 10007-3074

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	Investor Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

First Clearing Corporation	4,132.400 shares	15.30%
Charles A. Powers Jr. IRA
13 Eden Roc
Locust Valley, NY 11560-1110

US Bank, N.A.	3,461.378 shares	12.81%
Lori A. Cook-Lovesky IRA R/O
2450 Desoto Road
Sarasota, FL 34234

James E. Egan	2,614.464 shares	9.68%
Marianne P. Egan JT WROS
9 Plymouth Road
Rye, NY 10580

First Clearing Corporation	2,457.222 shares	9.10%
Joseph W. Marshall ROTH IRA
3311 32nd Street
Lubbock, TX 79410-3123

First Clearing Corporation	3,089.770 shares	11.44%
William J. Hone
6 Barbara Lane
Irvington, NY 10533-1302

US Bank, NA	1,778.419 shares	6.58%
Ruth Mason IRA
47 Ardale Road
Paramus, NJ 07652-2601

INVESTMENT ADVISOR.  Information about the Advisor, Capital Management Associates, Inc., 140 Broadway, New York, New York 10005 and its duties and compensation as Advisor to the Fund is contained in the Prospectus for each class of shares of the Fund.  The Advisor supervises the Fund’s investments pursuant to the investment advisory agreement for the Fund (“Advisory Agreement”).  The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio manager for the Fund is Ralph J. Scarpa.  The principal shareholders of the Advisor are J.V. Shields, Jr. and David V. Shields, both Interested Trustees of the Trust.  The officers and directors of the Advisor control the Advisor through ownership.  Affiliates of the Advisor also control Wellington Shields & Co., LLC, the Distributor, and Shields & Company, the Trust’s former distributor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As compensation for its services, the Advisor will receive a monthly management fee based on the Fund’s daily net assets at an annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million and 0.80% of all assets over $500 million.  For the fiscal year ended November 30, 2011, the Advisor received $96,788 of its fee after waiving $40,330 of its fee. For the fiscal year ended November 30, 2010, the Advisor received $80,403 of its fee after waiving $42,437 of its fee.  For the fiscal year ended November 30, 2009, the Advisor received $55,829 of its fee after waiving $46,506 of its fee.

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Portfolio Managers:

Compensation.  The portfolio manager of the Fund is Ralph J. Scarpa.  He is an officer of the Advisor and his compensation consists of a fixed annual salary.  The portfolio manager’s compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of November 30, 2011 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Capital Management Mid-Cap Fund
Ralph J. Scarpa	A

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of November 30, 2011:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ralph J. Scarpa	1	$11 million*	0	$0	50	$312 million
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0

*  Includes the Capital Management Small-Cap Fund, a series of the Trust.

** Includes accounts at Wellington Shields Capital Management.

Conflicts of Interests.  Mr. Scarpa’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include pension plans, foundations, endowments, mutual funds, and private clients (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund.  The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

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ADMINISTRATOR AND TRANSFER AGENT.  Matrix 360 Administration, LLC (“Matrix”), formerly Matrix Capital Group, Inc., with principal business offices at 630 Fitzwatertown Road, Building A, 2nd floor, Willow Grove, PA 19090, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, Matrix is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

Under the Services Agreement, the Trust pays Matrix a base fee of $15,000 per year for services to the Fund; plus an additional fee at the following rate:

0.20% on daily net assets of the Fund from $0 to $50 million;
0.15% on daily net assets of the Fund from $50 million to $100 million;
0.10% on the daily net assets of the Fund from $100 million to $200 million; and
0.05% on the daily net assets of the Fund from $200 and above.

In addition, Matrix is entitled to reimbursement for certain out-of-pocket expenses.

During the fiscal year ended November 30, 2011, the Fund paid Matrix $49,594 under the Services Agreement for fund administration, fund accounting, and transfer agent services.  During the fiscal year ended November 30, 2010, the Fund paid Matrix $46,335 under the Services Agreement for fund administration, fund accounting, and transfer agent services.  During the fiscal year ended November 30, 2009, the Fund paid Matrix $41,659 under the Services Agreement for fund administration, fund accounting, and transfer agent services.

Unless sooner terminated as provided therein, the Services Agreement between the Trust and Matrix will continue on a year to year basis unless terminated by either the Trust or Matrix.

DISTRIBUTOR.  Wellington Shields & Co., LLC, 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust.  The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund.  The Distributor may sell such shares to or through qualified securities dealers or others.  The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers.  For the fiscal year ended November 30, 2011, the aggregate amount of sales charges paid on the sale of Investor Shares of the Fund was $1,189, from which Shields & Company retained sales charges of $72. For the fiscal year ended November 30, 2010, the aggregate amount of sales charges paid on the sale of Investor Shares of the Fund was $29, from which Shields & Company retained sales charges of $2.

J.V. Shields, Jr. and David V. Shields, both affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

Prior to December 21, 2009, Shields & Company, 140 Broadway, New York, New York 10005, served as the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust.  Shields & Company is affiliated with the Advisor.  Under the terms of the Distribution Agreement, Shields & Company received commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers.   For the fiscal year ended November 30, 2009, the aggregate amount of sales charges paid on the sale of Investor Shares of the Fund was $1,067, of which Shields & Company retained sales charges of $89.

The Fund has adopted an Amended and Restated Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see “Investing in the Fund – Investor Shares - Distribution of the Fund’s Shares” in the Prospectus for the Investor Shares).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

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Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may expend up to 0.75% of the Investor Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.  Such expenditures, paid as service fees to any person who sells Investor Shares, may not exceed 0.25% of the Investor Shares’ average annual net asset value.  For the fiscal year ended November 30, 2011, the Fund incurred distribution and service fees under the Plan in the amount of $2,897 (with no fees waived by the Distributor).  This amount was substantially paid to sales personnel for selling Fund shares and servicing shareholder accounts, with a small amount paid for marketing expenses.

The Plan is of a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures made by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and concerning their annual consideration of the Plan’s renewal.  The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports with respect to the Investor Shares of the Fund; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of the Fund’s Investor Shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the Investor Shares of the Fund; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares.  The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares.

SUB-DISTRIBUTOR.  The Trust and the Distributor have entered into an Sub-Distribution Agreement with Matrix Capital Group, Inc. (“Matrix Capital”) under which Matrix Capital provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Fund through the National Securities Clearing Corporation.  Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying Matrix Capital for its services.

CUSTODIAN.  U.S. Bank, N.A., (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund as described above in the section entitled “Fund Accountant and Administrator.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of BBD, LLP (formally known as Briggs, Bunting & Dougherty, LLP), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

The independent registered public accounting firm audits the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual unaudited reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Fund.

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ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of shares of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation.  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s performance for any specified period in the future.

The Fund may also compute the “cumulative total return” of each class of shares of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).  Cumulative total return is calculated in a similar manner as average annual total return

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except that the results are not annualized.  The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period.  The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period.  The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund’s performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the S&P 500 Index, Russell 3000® Index, Russell Mid-Cap Index, S&P 400 Mid-Cap Index, Russell 2500 Index, or another similar index that is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets.  The Fund may also measure its performance against the Lipper Mid-Cap Value Index, or similar index, which ranks the performance of mutual funds that have similar portfolio holdings.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may compare its performance to other reports of the performance of managed accounts of the Advisor, such as the Capital Management Small-Cap Fund, another series of the Trust.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

The average annual total returns before taxes for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011, were 2.38%, 0.83%, and 4.87%, respectively.  The cumulative total return before taxes for the Institutional Shares of the Fund for the ten-year period ended November 30, 2011 was 60.88%.  The average annual total returns after taxes on distributions for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011, were 2.10%, 0.20%, and 4.28%, respectively.  The cumulative total return after taxes on distributions for the Institutional Shares of the Fund for the ten-year period ended November 30, 2011 was 52.02%.  The average annual total returns after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the one-year, five-year, and ten-

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year periods ended November 30, 2011 were 1.93%, 0.71%, and 4.19%, respectively.  The cumulative total return after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the ten-year period ended November 30, 2011 was 50.77%.

The average annual total returns before taxes for the Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011 were (1.45)%, (0.53)%, and 3.80%, respectively.  The cumulative total return before taxes for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, was 45.22%.  These quotations assume the maximum 3% sales load was deducted from the initial investment.  Without reflecting the effects of the maximum 3% sales load, the average annual total returns before taxes for the Investor Shares for the for the one-year, five-year, and ten-year periods ended November 30, 2011, were 1.60%, 0.08%, and 4.12%, respectively.  The cumulative total return before taxes for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, without deducting the maximum 3% sales load, was 49.72%.

The average annual total returns after taxes on distributions for the Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011, were (1.76)%, (1.19)%, and 3.19%, respectively.  The cumulative total return after taxes on distributions for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, was 36.86%.  These quotations assume the maximum 3% sales load was deducted from the initial investment.  Without reflecting the effects of the maximum 3% sales load, the average annual total returns after taxes on distributions for the Investor Shares for the one-year, five-year, and ten-year periods ended November 30, 2011, were 1.28%,  (0.58)%, and 3.50%,  respectively.  The cumulative total return after taxes on distributions for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, without deducting the maximum 3% sales load, was 41.09%.

The average annual total returns after taxes on distributions and sale of shares for the Investor Shares of the Fund for the one-year, five-year, and  ten-year periods ended November 30, 2011, were (0.53)%, (0.42)%, and 3.27%, respectively.  The cumulative total return after taxes on distributions and sale of shares for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, was 37.91%.  These quotations assume the maximum 3% sales load was deducted from the initial investment.  Without reflecting the effects of the maximum 3% sales load, the average annual total returns after taxes on distributions and sale of shares for the Investor Shares for the one-year, five-year, and ten-year periods ended November 30, 2011, were 1.47%, 0.10%, and 3.55%, respectively.  The cumulative total return after taxes on distributions and sale of shares for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, without deducting the maximum 3% sales load, was 41.71%.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•
Lipper Analytical Services, Inc., which ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•
Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

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From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

From time to time, the Fund may include in advertisements and other communications information on the value of investing in mid-cap stocks, including without limitation their performance over time, their characteristics, and the case for mid-cap stock investing.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its

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sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended November 30, 2011, 2010, and 2009, the Fund paid brokerage commissions of $18,760, $17,390 and $12,540, respectively, of which $18,760, $16,415 and $12,540, respectively, for the fiscal years ended November 30, 2011, 2010 and 2009 were paid to the Distributor.  The increase in brokerage commissions paid by the Fund for the fiscal year ended November 30, 2010 from the prior fiscal year was primarily due to an increase in portfolio trading resulting from market conditions.  For the fiscal years ended November 30, 2011, 2010 and 2009, transactions in which the Fund used the Distributor as broker involved 100%, 87% and 100%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions and 100%,  94% and 100%, respectively, of the aggregate brokerage commissions paid by the Fund.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

REGULAR ACCOUNT.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date,

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along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are generally not issued.

AUTOMATIC INVESTMENT PLAN.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

SYSTEMATIC WITHDRAWAL PLAN.  Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-888-626-3863 or by writing to:

Capital Management Mid-Cap Fund
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 19090-1904

PURCHASES IN KIND.  The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price” in the Prospectus.

 TRANSFER OF REGISTRATION.  To transfer shares to another owner,  send a written request to the Fund at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Investing in the Fund – Redeeming Shares - Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

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DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-626-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers, that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, proxy voting services (as identified in the Advisor’s Proxy Voting Policy included in Appendix B to this SAI), independent registered public accounting firm and legal counsel as identified in the Fund’s Prospectus and SAI, and financial typesetters and printers such as V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., PrinterLink Communications Group, Inc. and Filepoint EDGAR Services, that the Fund may engage for, among other things, the edgarizing, typesetting, the printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

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PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being received by the Fund in good form, plus a sales charge for the Investor Shares as more fully described in the Prospectus for Investor Shares.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below.  The Fund’s net asset value per share is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.  The basis for determining the sales charge applicable to a purchase of Investor Shares and how the sales charge is distributed between the Distributor and other dealers is described in the Prospectus for the Investor Shares under “Investing in the Fund – Purchasing Shares.”

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  To encourage investment in the Fund, the Fund may also sell shares at net asset value without a sales charge to such persons.  Accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

SALES CHARGES.  The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor.

DEALERS.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such

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may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA.  None of the aforementioned compensation is paid for by the Fund or its shareholders.

REDUCED SALES CHARGES

Concurrent Purchases.  For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more future series of the Trust affiliated with the Advisor and sold with a sales charge.  For example, if a shareholder concurrently purchases shares in one of the other series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and purchases Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (i) the total public offering price of the Investor Shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent.  A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required, (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Within 90 days after a redemption of Investor Shares, Investors may reinvest the proceeds from the redemption without a sales charge in either Investor Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge.  If the other Class or Fund charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference.  The shares of the Class or Fund to be acquired must also be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

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If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption; although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

 Purchases by Related Parties and Groups.Reductions in sales charges apply to purchases by a single “person,” including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees; officers and employees of the Trust, Fund, and Advisor; and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase Investor Shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor.  The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

EXCHANGE FEATURE.  Investors may exchange shares of the Fund for shares of any other comparable series of the Trust.  Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series’ sales charge and any sales charge previously paid in connection with the shares being exchanged.  For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange.  Exchanges may only be made by investors in states where shares of the other series are qualified for sale.  An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office.  The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place and a statement as to whether the exchange is a full or partial redemption of existing shares.  Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interest of the shareholders of the Fund.  Such a pattern may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60 days’ prior notice.  The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to the shareholders.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the

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occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

REDEMPTIONS IN KIND.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

NET ASSET VALUE

The net asset value per share of each class of shares of the Fund (“Class”) normally is determined at the time regular trading closes on the NYSE, currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier.  The Fund’s net asset value per share of each Class of shares is not calculated on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund.  Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market

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value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an interest in a “qualified publicly traded partnership” as defined in Code section 851(h).  Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transactions occurring prior to January 1, 2013 and 20% for those occurring after December 31, 2012, unless current applicable capital gains rates are changed by Congress.  Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2012, after which such dividends would return to being taxed at ordinary income rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend

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income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund, and any other series of the Trust, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders after December 31, 2002 and before January 1, 2013, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special

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rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund is considered a personal holding company as defined under section 542 of the Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year.  As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate.  No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provision of the Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

CAPITAL SHARES AND VOTING

The Declaration of Trust authorizes the issuance of shares in two or more series.  Currently, the Trust consists of two series: the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund.  Each series of shares is divided into two Classes (“Institutional Shares” and “Investor Shares”) as described in the prospectus for each series.  Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The rights of shareholders may not be modified by less than a majority vote.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders.  Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his/her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely o the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exception stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances.  The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations.  In addition, the operation of the Fund as investment companies would not likely give rise to liabilities in excess of its assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended November 30, 2011, including the financial highlights that appear in the Fund’s Annual Report to Shareholders, are incorporated herein by reference and made a part of this document.

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 APPENDIX A –DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical rating organizations (each, a “NRSRO”) are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of securities in which the Fund may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated A-1+. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the

31

likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 -Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

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SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk.  Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

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Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

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CAPITAL MANAGEMENT INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.         Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Capital Management Investment Trust (“Trust”) and each of its series of shares, the Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.        Specific Proxy Voting Policies and Procedures

A.           General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.           Delegation to Fund’s Advisor

The Board believes that Capital Management Associates, Inc. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

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C.           Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.       Fund Disclosure

A.           Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.           Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period

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ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.       Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.         Proxy Voting Committee

A.           General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.           Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.       Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 22nd day of May, 2003.

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Capital Management Associates, Inc.
Proxy Voting Policies and Procedures

Background
Effective March 10, 2003, the Securities and Exchange Commission (“SEC”) adopted a new rule and rule amendments under the Investment Advisers Act of 1940. Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts.

These written policies and procedures are designed to reasonably ensure that Capital Management Associates, Inc. (hereinafter “CMA”) votes proxies in the best interest of clients who have given CMA voting authority and describes how CMA addresses material conflicts between its interests and those of its clients with respect to proxy voting. In accordance with the requirements of the new Rule, Policies and Procedures for CMA are herewith provided.

Proxy Voting
CMA will not be responsible for the voting of proxies for securities held in client accounts unless we are specifically instructed otherwise.  If we are directed by our clients, we will research, vote and record all proxy ballots for the security positions we maintain on our client’s behalf. To execute this responsibility CMA relies on Broadridge to provide proxy research and recommendations, as well as record keeping.

We have fully reviewed and approved the Broadridge Proxy Voting Guidelines and follow their recommendations on most Broadridge uses brought to a shareholder vote.

In the rare instance where our research or security analyst believes that a Broadridge recommendation would be to the detriment of our investment clients, we can and will override the Broadridge recommendation through a manual vote. The final authorization to override a Broadridge recommendation must be approved by the Director of Research or President of CMA. A written record supporting the decision to override the Broadridge  recommendation will be maintained.

Proxy Voting Process
A portfolio company’s custodian, in advance of each company’s annual or special meeting provides Broadridge with the appropriate proxies to be voted. Broadridge is responsible for maintaining records of all proxy statements received and all votes cast.  The compliance officer at CMA is responsible for maintaining copies of all proxy policies and procedures and for determining when a potential conflict of interest exists (see “Conflicts of Interest” below).

CMA will provide copies of the policies and procedures to clients upon request.  Clients can obtain information on how their proxies were voted and request copies of the proxy voting policies and procedures by calling CMA at (212) 320-2000.

Conflicts of Interest

Resolving Potential Conflicts of Interest:

Each proxy is reviewed by the portfolio management staff to identify potential conflicts of interest in regard to the proxy voting process.  Examples of potential conflicts of interest include:

1	The advisor manages a pension plan for a portfolio company whose management is soliciting proxies
2	The advisor has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast
3	The advisor or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In cases where a potential conflict of interest exists, Broadridge will vote in accordance with Broadridge recommendations if application of such recommendations to the matter at hand involve little discretion on the part of the adviser. If such recommendations do not apply or involve adviser discretion, then the adviser will either  disclose the conflict to the client and obtain their consents before voting or suggest that the client engage another party to determine how the proxies should be voted.

Adopted November 17, 2010

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STATEMENT OF ADDITIONAL INFORMATION

CAPITAL MANAGEMENT SMALL-CAP FUND
Institutional Shares –Ticker  Symbol CMSSX
Investor Shares –Ticker Symbol CMSVX

March 30, 2012

A series of the
CAPITAL MANAGEMENT INVESTMENT TRUST

Capital Management Associates, Inc.
140 Broadway
New York, New York  10005
Telephone 1-888-626-3863

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Capital Management Small-Cap Fund (“Fund”), dated the same date as this SAI, relating to the Fund’s Institutional Shares and Investor Shares (“Prospectus”) and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Reports to shareholders is incorporated by reference into this SAI.  Copies of the Prospectus for the Investor Shares and Institutional Shares of the Fund and Annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Fund is a diversified series of the Capital Management Investment Trust (“Trust”), a registered open-end management investment company.  The Trust was organized on October 18, 1994, as a Massachusetts business trust.  The primary investment strategies and risks of the Fund are described in the Prospectus.  In addition to the principal investment strategies discussed in the Fund’s Prospectus, the Fund may also employ the use of the financial instruments described below in order to achieve its objective.  The strategies set forth below are not principal strategies of the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in this SAI and the Fund’s Prospectus.

Repurchase Agreements.  The Fund may acquire U.S. government obligations or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security.  The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations.  The Fund’s investment advisor, Capital Management Associates, Inc. (“Advisor”), will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Money Market Instruments.  The Fund may acquire money market instruments.  Money market instruments may include U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Investment Companies.   The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs”).  The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without

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limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the Adviser waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), a Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”).  To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  For example, the Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses.

Exchange Traded Funds.  The Fund may invest in an exchange traded fund.  An ETF is a investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (1) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Options.  The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions

3

in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on their initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. Government securities, or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

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Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s portfolio securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  The Fund will not engage in transactions in futures contracts and related options for speculation.  In addition, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations), or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.  In instances involving the purchase of futures contracts or the writing of put options by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of call options by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities, the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Short Sales.  The Fund may commit up to 20% of its net assets in short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale

5

transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  Short sales involve leverage, which may exaggerate a gain or loss.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.  The use of borrowing and short sales may cause the Fund to incur higher expenses (especially interest and dividend expenses) than those of other equity mutual funds.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box.”  A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.  If the Fund sells securities short against the box, it may protect unrealized gains, but it will lose the opportunity to profit on such securities if the price rises.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

6

Foreign Securities.  The Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges.  The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.  Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Fund receives from its investments.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Funding Agreements.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including, among others:  (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Investments in illiquid securities may involve a high degree of business and financial risk and may result in substantial losses. Because of the illiquid nature of these securities, the Fund may take longer to liquidate these positions than would be the case for more liquid securities.  The Fund’s investment in these illiquid securities is subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their fair market value, the value of the Fund’s net assets could be adversely affected.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund

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will not accrue interest on the purchased security until the actual settlement.  If a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Borrowing.  The Fund may borrow money from banks as a temporary measure (i) for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets or (ii) to meet redemption requests in amounts not exceeding 33 1/3% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets.  In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

Temporary Defensive Positions.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Advisor may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund’s assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies.  To the extent the Fund is invested in short-term investments, it will not be pursuing and may not achieve its investment objective.  Under normal circumstances, however, the Fund may also hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions, and to provide for Fund operating expenses.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1.
Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests in amounts not exceeding 33 1/3% of its total assets.  The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2.
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

4.	Invest for the purpose of exercising control or management of another issuer;

5.
Purchase or sell commodities or commodities contracts or real estate (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein);

8

6.
Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7.	Participate on a joint or joint and several basis in any trading account in securities;

8.	Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; or

9.	Make loans of money or securities, except that the Fund may invest in repurchase agreements, money market instruments, and other debt securities.

The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

1.
Invest in securities of issuers that have a record of less than three years of continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2.
Invest more than 15% of its net assets in illiquid securities.  For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3.
Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities; or

4.
Purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases), except to the extent permitted by the Fund’s Prospectuses or Statement of Additional Information, as may be amended from time to time.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e. percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

TRUSTEES AND OFFICERS. The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund’s officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur such as their resignation, death, or otherwise as specified in the Trust’s organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents.  The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 140 Broadway, 44th Floor, New York, New York 10005.

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Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lucius E. Burch, III, 70	Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Burch Investment Group, formerly Massey Burch Investment Group, Inc. (venture capital firm).	2	None
Paul J. Camilleri, 64	Trustee	Since 2/07	Arbitrator for the Financial Industry Regulatory Authority, Inc. (since 2001).	2	None
Anthony J. Walton, 69 Standard Charter Bank 1095 Avenue of the Americas, 37th Floor New York, NY 10036	Trustee	Since 12/94	Vice Chairman-Americas (Since 2005) of Standard Chartered Bank (commercial bank); previously, Chief Executive Officer (1995-2006) of Armstrong Holdings Corporation (private investment and corporate finance advisory firm) and Managing Director (2005-2008) of Econban Finance, LLC (investment bank).	2	None
Interested Trustees*
David V. Shields, 72**	Trustee	Since 12/94	Director (since 1982) of Capital Management Associates, Inc. (investment advisor to the Fund); Vice-Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC (broker/dealer and distributor to the Fund); Managing Member (since December 2009) of Wellington Shields Capital Management, LLC (registered investment advisor); former President and Managing Director (from 1982 to 2009) of Shields & Company (broker/dealer and the former distributor to the Fund).	2	None
Joseph V. Shields, Jr., 74**	Chairman and Trustee	Since 12/94	Chairman and Chief Executive Officer (since 1982) of Capital Management Associates, Inc.; Chairman and Managing Member (since December 2009) of Wellington Shields & Co., LLC; Chairman (since December 2009) of Wellington Shields Capital Management, LLC; former Chairman and Managing Director (from 1982 to 2009) of Shields & Company.	2	Chairman of Board of Trustees –BBH Trust for the 4 series of the trust (registered investment companies); Director (since 1989) of Flowers Foods, Inc. (food company).
* Basis of Interestedness: David V. Shields and Joseph V. Shields, Jr. are Interested Trustees because they are officers and principal owners of Capital Management Associates, Inc., the Fund’s investment advisor, and Wellington Shields & Co., LLC, the Fund’s distributor.
** David V. Shields and Joseph V. Shields, Jr. are brothers.

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Name, Age, and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Officers
Ralph J. Scarpa, 75	President, Principal Executive Officer, and Principal Financial Officer	Since 01/07
President (since 2007) and portfolio manager of Capital Management Associates, Inc.; Co-CEO and Managing Member (since December 2009) of Wellington Shields & Co., LLC; Managing Director, Co-Chairman of the Investment Committee and portfolio manager (since December 2009) of Wellington Shields Capital Management, LLC; former Senior Vice President and Managing Director and Secretary (from 1987 to 2009) of Shields & Company.
				n/a	n/a
W. Jameson McFadden, 30	Vice-President	Since 2/12
Secretary & Treasurer (since 2010) of Capital Management Associates, Inc. (“CMA”) and Equity Research Analyst (since 2006) at CMA; Managing Member (since December 2009) of Wellington Shields & Co., LLC; Investment Committee Member (since December 2009) of Wellington Shields Capital Management Investment, LLC; previously Officer (from 2006 to 2009) of Shields & Company; predecessor firm to Wellington Shields & Co., LLC.
				n/a	n/a
Christopher F. Meyer, 62	Chief Compliance Officer	Since 5/06
Chief Compliance Officer of Capital Management Associates, Inc. (since 2006); Chief Compliance Officer and Senior Vice President (since December 2009) of Wellington Shields & Co., LLC; Chief Compliance Officer (since December 2009)of Wellington Shields Capital Management, LLC; previously Chief Compliance Officer (from 2006 to 2009) of Shields & Company; Chief Compliance Officer of H. G. Wellington & Co. Inc. (from January 2009 to December 2009).
				n/a	n/a
Larry E. Beaver, Jr., 42 Matrix Capital Group, Inc. 630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA 19090	Treasurer and Assistant Secretary	Since 5/08	Director of Fund Accounting and Administration (since 2005) of Matrix 360 Administration, LLC (administrator and transfer agent to the Fund), formerly known as Matrix Capital Group, Inc.	n/a	n/a
David F. Ganley, 65 Matrix Capital Group, Inc. 630 Fitzwatertown Road Building A, 2nd Floor Willow Grove, PA 19090	Secretary and Assistant Treasurer	Since 5/08	Member (since 2010) Matrix 360 Administration, LLC and Senior Vice President (since 2005) of Matrix Capital Group, Inc.	n/a	n/a

Board Structure.  The Trust’s Board includes three Independent Trustees and two Interested Trustees.  Mr. Joseph Shields, an Interested Trustee and Chairman and CEO of the Advisor, serves as its Chairman of the Board.  The Board has established four standing committees: an Audit Committee, a Nominating Committee, a Proxy Voting Committee and a Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Other information about these standing committees is set forth below.  The Board does not have a single lead Independent Trustee, although one of the Independent Trustees serves as Chairman of the Audit Committee. The Board has determined

11

that the Board’s structure is appropriate given the characteristics, size and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Qualification of Trustees.  The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure.  Among the Trustee Attributes common  to each of the Trustees are their ability to evaluate, question and discuss information about the Fund, to interact effectively with the other Trustees, Trust management, the CCO and Trust third party service providers, legal counsel and the independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.  Each of the Trustees also has served on the Board for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Fund and Trust.

In addition to the Trustee Attributes listed above, each of the Trustees have additional Trustees Attributes including, among other things, the Trustee Attributes as provided in the “Trustees and Executive Officers” table above and as follows:

Mr. Burch has experience in and knowledge of the financial industry as chairman and Chief Executive Officer of a venture capital firm.  Mr. Camilleri has experience in and knowledge of the financial industry in his role as an arbitrator for the Financial Industry Regulatory Authority and as a former consultant for a broker/dealer.  Mr. Walton has experience in and knowledge of the financial industry as a vice-chairman of a commercial bank and a former chief executive officer of a private investment and corporate finance advisory firm.  Mr. David Shields has experience in and knowledge of the financial industry as a Director of the Advisor and vice-chairman of the broker-dealer which serves as the distributor for the Fund.  Mr. J.V. Shields has experience in and knowledge of the financial industry as the Chairman and Chief Executive Officer of the Advisor and chairman of the broker-dealer which serves as the distributor for the Fund.  In addition, he serves as a trustee of another investment company and as a director of a NYSE listed company.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met two times during the Fund’s last fiscal year.

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent

12

Trustees is in the sole discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Trustees or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to the which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information.  The table below shows for each Trustee the amount of Fund equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2010 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Lucius E. Burch, III	Mid-Cap Fund	A
	Small-Cap Fund	A
A
Paul J. Camilleri	Mid-Cap Fund	A
	Small-Cap Fund	A
A
Anthony J. Walton	Mid-Cap Fund	C
	Small-Cap Fund	A
C
Interested Trustees
David V. Shields	Mid-Cap Fund	E
	Small-Cap Fund	E
E
Joseph V. Shields, Jr.	Mid-Cap Fund	E
	Small-Cap Fund	E
E

* Family of Investment Companies includes both the Fund and the Capital Management Mid-Cap Fund.

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Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2011, none of the Independent Trustees and/or their immediate family members owned securities of the Advisor, Wellington Shields & Co., LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Trustees and officers of the Trust who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Other Trustees will receive an annual fee of $2,000 per fund each year, plus $500 per fund per meeting attended in person and $300 per fund per meeting attended by telephone.  The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.  The table below reflects the amount of compensation received by each Trustee for the fiscal year ended November 30, 2011.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From The Fund and Trust Paid to Trustees*
Independent Trustees
Lucius E. Burch, III	$2,100	None	None	$4,200
Paul J. Camilleri	$3,000	None	None	$6,000
Anthony J. Walton	$2,100	None	None	$4,200
Interested Trustees
David V. Shields	None	None	None	None
Joseph V. Shields, Jr.	None	None	None	None

* Each Trustee serves as Trustee for the Fund and the Capital Management Mid-Cap Fund (another series of the Trust).

Codes of Ethics.  The Trust, the Advisor, and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code).  There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund must file Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  The Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-626-3863.  This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of March 15, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) 12.93% of the then outstanding shares of the Institutional Shares class of the Fund and less than 1% of the then outstanding shares of the Investor Shares class of the Fund.  Certain Trustees and officers of the Trust indirectly own shares of the Fund through the Advisor, as indicated below.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of March 15, 2012.

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	Institutional Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

First Clearing Corporation	192,360.056 shares	30.95%*
Capital Management Associates
FAO: William Howard Flowers, Jr.
140 Broadway
New York, NY 10005-1101

First Clearing, LLC	122,684.779 shares	19.74%
Brookwood Endowment Fund
Special Account
314 Gordon Ave
Thomasville GA 31792-6642

First Clearing, LLC	51,079.238 shares	8.22%
Capital Management Associates
FAO: Maury F. Shields
210 El Brillo Way
Palm Beach, FL 33480-4728

First Clearing Corporation	36,023.682 shares	5.80%
Fontaine Flowers McFadden
Article VIII Residual Trust
Post Office Box 6100
Thomasville, GA 31758-6100

Investor Shares

Name and Address of	Amount and Nature of
Beneficial Owner	Beneficial Ownership	Percent

First Clearing, LLC	8,024.266 shares	92.89%**
Shields & Company
Firm Investment
140 Broadway
New York, NY 10005

First Clearing, LLC	546.290 shares	6.32%
Joan Marie McEvoy
Roth IRA
9111 Newton Street
Westminster, CO 80031-3114

*	Deemed to control the indicated class of shares of the Fund, as defined by applicable SEC regulations. Shares are held for the W.H. Flowers, Jr. Foundation, a Georgia corporation.

**	Deemed to control the indicated class of shares of the Fund, as defined by applicable SEC regulations. This shareholder is also the distributor to the Fund and is a New York corporation.

INVESTMENT ADVISOR.  Information about the Advisor, Capital Management Associates, Inc., 140 Broadway, New York, New York 10005, and its duties and compensation as Advisor to the Fund is contained in the Prospectus for each class of shares of the Fund.  The Advisor supervises the Fund’s investments pursuant to the investment advisory agreement for the Fund (“Advisory Agreement”).  The Advisory Agreement is effective for a one-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a

15

majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty on 60-days’ notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund’s outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio manager for the Fund is Ralph J. Scarpa.  The principal shareholders of the Advisor are J.V. Shields, Jr. and David V. Shields, both Interested Trustees of the Trust.  The officers and directors of the Advisor control the Advisor through ownership.  Affiliates of the Advisor also control Wellington Shields & Co., LLC, the Distributor, and Shields & Company, the Trust’s former distributor.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; from a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As compensation for its services to the Fund, the Advisor will receive a monthly management fee based on the Fund’s daily net assets at the annual rate of 1.00% of the first $100 million of the Fund’s net assets, 0.90% of the next $150 million, 0.85% of the next $250 million, and 0.80% of all assets over 500 million.  For the fiscal year ended November 30, 2011, the Advisor received $61,258 of its fee after waiving $49,540 of its fee. For the fiscal year ended November 30, 2010, the Advisor received $39,298 of its fee after waiving $51,221 of its fee.  For the fiscal year ended November 30, 2009, the Advisor received $18,446 of its fee after waiving $53,997 of its fee.

Portfolio Managers:

Compensation.  The portfolio manager of the Fund is Ralph J. Scarpa.  He is an officer of the Advisor and his compensation consists of a fixed annual salary.  The portfolio manager’s compensation is not linked to any specific factors, such as the Fund’s performance or asset level.

Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of November 30, 2011 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Capital Management Small-Cap Fund
Ralph J. Scarpa	A

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Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of December 31, 2011:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts**
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ralph J. Scarpa	1	$13 million*	0	$0	50	$312 million
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0

*	Includes the Capital Management Mid-Cap Fund, a series of the Trust.

**	Includes accounts at Wellington Shields Capital Management.

Conflicts of Interests.  Mr. Scarpa’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts include pension plans, foundations, endowments, mutual funds, and private clients (collectively, the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.  While the portfolio manager’s management of Other Accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund.  The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR AND TRANSFER AGENT.

Matrix 360 Administration, LLC (“Matrix”), formerly Matrix Capital Group, Inc., with principal business offices 630 Fitzwatertown Road, Building A, 2nd floor, Willow Grove, PA 19090, provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, Matrix is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund’s portfolio securities; (d) pricing the Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund’s legal compliance; and (j) maintaining shareholder account records.

17

Under the Services Agreement, the Trust pays Matrix a base fee of $15,000 per year for services to the Fund; plus an additional fee at the following rate:

0.20% on daily net assets of the Fund from $0 to $50 million;
0.15% on daily net assets of the Fund from $50 million to $100 million;
0.10% on the daily net assets of the Fund from $100 million to $200 million; and
0.05% on the daily net assets of the Fund from $200 and above.

In addition, Matrix is entitled to reimbursement for certain out-of-pocket expenses.

During the fiscal year ended November 30, 2011, the Fund paid Matrix $44,330 under the Services Agreement for fund administration, fund accounting, and transfer agent services.  During the fiscal year ended November 30, 2010, the Fund paid Matrix $40,114 under the Services Agreement for fund administration, fund accounting, and transfer agent services.  During the fiscal year ended November 30, 2009, the Fund paid Matrix $35,681 under the Services Agreement for fund administration, fund accounting, and transfer agent services.

Unless sooner terminated as provided therein, the Services Agreement between the Trust and Matrix will continue on a year to year basis unless terminated by either the Trust or Matrix.

DISTRIBUTOR. Wellington Shields & Co., LLC, 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) with the Trust.  The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund.  The Distributor may sell such shares to or through qualified securities dealers or others.  The Distributor receives commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers.  For the fiscal year ended November 30, 2011, there were no sales charges paid on the sale of Investor Shares.  For the fiscal year ended November 30, 2010, the aggregate amount of sales charges paid on the sale of Investor Shares was $28, from which Shields & Company retained sales charges of $2.

J.V. Shields, Jr. and David V. Shields, both affiliated persons of the Fund, are also affiliated persons of the Advisor and the Distributor.

Prior to December 21, 2009, Shields & Company, 140 Broadway, New York, New York 10005, served as the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust.  Shields & Company is affiliated with the Advisor.  Under the terms of the Distribution Agreement, Shields & Company received commissions consisting of that portion of the sales charge for Investor Shares remaining after the discounts that it allows to dealers.   For the fiscal year ended November 30, 2009, no sales charges were paid on the sale of Investor Shares.

The Fund has adopted an Amended and Restated Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Investor Shares (see “Investing in the Fund – Investor Shares - Distribution of the Fund’s Shares” in the Prospectus for the Investor Shares).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency costs, savings to the Fund in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may expend up to 0.75% of the Investor Shares’ average daily net assets annually to finance any activity primarily intended to result in the sale of Investor Shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made.  Such expenditures, paid as service fees to any person who sells Investor Shares, may not exceed 0.25% of the Investor Shares’ average annual net asset value.  For the fiscal year ended November 30, 2011, the Fund incurred distribution and service fees under the Plan in the amount of $1,073 (after giving effect to waivers of $594 of the fees by the Distributor).  This amount was substantially paid to sales personnel for selling Fund shares and servicing shareholder accounts, with a small amount paid for marketing expenses.

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The Plan is of a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Investor Shares regardless of the level of expenditures by the Distributor.  The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of the Plan’s renewal.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports for prospective shareholders with respect to the Investor Shares of the Fund; (b) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to the Investor Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of Fund Investor Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Fund shares regarding Fund investment objectives and policies and other information about the Fund and its Funds, including the performance of the Funds; (e) training sales personnel regarding the Investor Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Shares.

SUB-DISTRIBUTOR.  The Trust and the Distributor have entered into an Sub-Distribution Agreement with Matrix Capital Group, Inc. (“Matrix Capital”) under which Matrix Capital provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Fund through the National Securities Clearing Corporation.  Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying Matrix Capital for its services.

CUSTODIAN.  U.S. Bank, N.A. (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund as described above in the section entitled “Fund Accountant and Administrator.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of BBD, LLP (formally known as Briggs, Bunting & Dougherty, LLP), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal and state tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

The independent registered public accounting firm audits the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual unaudited reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Fund.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of shares of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one-year, five-year, and ten-year periods or for the life of the Fund if it has not been in existence for any such periods, and any other periods as may be required under applicable law or regulation.  When considering average annual total return figures for periods longer than one year, it is important to note that the annual total return for the Fund for any given year might have been greater or less than its average for the entire period.

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The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD	= Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assumes an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s performance for any specified period in the future.

The Fund may also compute the “cumulative total return” of each class of shares of the Fund, which represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).  Cumulative total return is calculated in a similar manner as average annual total return, except that the results are not annualized.  The Fund may also compute average annual total return and cumulative total return after taxes on distributions and after taxes on distributions and redemption, which are calculated in a similar manner after adjustments for taxes on distributions and taxes on distributions and redemption.

The calculations of average annual total return and cumulative total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  The Fund may also quote other total return information that does not reflect the effects of the sales load.

The calculations of average annual total return and cumulative total return after taxes on fund distributions assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of

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all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period.  The ending value after taxes on fund distributions is determined by assuming complete redemption of the hypothetical investment, assuming the redemption has no tax consequences, and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The calculations of average annual total return and cumulative total return after taxes on fund distributions and redemption assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions, less the taxes due on such distributions, on the reinvestment dates during the period.  The ending value after taxes on fund distributions and redemption is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations and subtracting of capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

The performance quotations below (before and after taxes) should not be considered representative of the Fund’s performance for any specified period in the future and after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the S&P 600 Small-Cap Index, which is an unmanaged index and generally considered to be representative of the performance of small-cap stocks that are publicly traded in the U.S. securities markets.  The Fund may also measure its performance against the appropriate Lipper Fund Index, which ranks the performance of mutual funds that have similar investment objectives and holdings as the Fund.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may compare its performance to other reports of the performance of managed accounts of the Advisor, such as the Capital Management Mid-Cap Fund, another series of the Trust.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

The average annual total returns before taxes for the Institutional Shares of the Fund for the one-year ,five-year and ten-year periods ended November 30, 2011 were 13.51%, 3.45%, and 7.79%, respectively.  The cumulative total return before taxes for the Institutional Shares of the Fund for the ten-year period ended November 30, 2011 was 111.64%.  The average annual total returns after taxes on distributions for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011, were 11.59%, 2.43%, and 7.16%, respectively.  The cumulative total return after taxes on distributions for the Institutional Shares of the Fund for the ten-year period ended November 30, 2011 was 99.65%.  The average annual total returns after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011 were 10.25%, 2.78%, and 6.76%,  respectively.  The cumulative total return after taxes on distributions and sale of shares for the Institutional Shares of the Fund for the ten-year period ended November 30, 2011 was 92.33%.

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The average annual total returns before taxes for the Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011 were 9.64%, 2.56%, and 7.25%, respectively.  The cumulative total return before taxes for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, was 101.38%.  These quotations assume the maximum 3% sales load was deducted from the initial investment.  Without reflecting the effects of the maximum 3% sales load, the average annual total returns before taxes for the Investor Shares for the for the one-year, five-year, and ten-year periods ended November 30, 2011, were 13.03%, 3.19%, and 7.58%, respectively.  The cumulative total return before taxes for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, without deducting the maximum 3% sales load, was 107.61%.

The average annual total returns after taxes on distributions for the Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011, were 7.83%, 1.54%, and 6.63%,  respectively.  The cumulative total return after taxes on distributions for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, was 89.93%.  These quotations assume the maximum 3% sales load was deducted from the initial investment.  Without reflecting the effects of the maximum 3% sales load, the average annual total returns after taxes on distributions for the Investor Shares for the one-year, five-year, and ten-year periods ended November 30, 2011, were 11.16%, 2.16%, and 6.95%, respectively.  The cumulative total return after taxes on distributions for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, without deducting the maximum 3% sales load, was 95.80%

The average annual total returns after taxes on distributions and sale of shares for the Investor Shares of the Fund for the one-year, five-year, and ten-year periods ended November 30, 2011, were 7.75%, 2.03%, and 6.28%, respectively.  The cumulative total return after taxes on distributions and sale of shares for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, was 83.92%.  These quotations assume the maximum 3% sales load was deducted from the initial investment.  Without reflecting the effects of the maximum 3% sales load, the average annual total returns after taxes on distributions and sale of shares for the Investor Shares for the one-year, five-year, and ten-year periods ended November 30, 2011, were 10.00%, 2.57%, and 6.58%, respectively.  The cumulative total return after taxes on distributions and sale of shares for the Investor Shares of the Fund for the ten-year period ended November 30, 2011, without deducting the maximum 3% sales load, was 89.15%.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•
Lipper Analytical Services, Inc., which ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•
Morningstar, Inc., an independent rating service, which is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s).  The Fund may depict the historical performance

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of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  The increase in the Fund’s portfolio turnover rates from the fiscal year ended November 30, 2010 to the fiscal year ended November 30, 2011 was primarily due to increased portfolio trading by the Fund as a result of market conditions during the such time periods.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.

The Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker-dealer’s execution and not on its sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries; general

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summaries of groups of stocks or bonds and their comparative earnings and yields; or broad overviews of the stock, bond, and government securities markets; and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended November 30, 2011, 2010, and 2009, the Fund paid brokerage commissions of $20,291, $10,948, and $14,880, respectively, of which 20,291, $10,948 and $14,880 for the fiscal years ended November 30, 2011, 2010, and 2009 were paid to the Distributor.  The increase in brokerage commissions paid by the Fund for the fiscal year ended November 30, 2011 from the prior fiscal years was primarily due to increase in portfolio trading resulting from market conditions.  For the fiscal year ended November 30, 2011, transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Fund.  For the fiscal year ended November 30, 2010, transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Fund.  For the fiscal year ended November 30, 2009, transactions in which the Fund used the Distributor as broker involved 100% of the aggregate dollar amount of transactions involving the payment of commissions and 100% of the aggregate brokerage commissions paid by the Fund.

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SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are generally not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more for Investor Shares and $250,000 or more for Institutional Shares may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund.  If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized Officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-888-626-3863 or by writing to:

Capital Management Small-Cap Fund
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 190900-1904

Purchases in Kind.  The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price - Determining The Fund’s Net Asset Value” in the Prospectus.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered

25

owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, Social Security or Taxpayer Identification Number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Investing in the Fund – Redeeming Your Shares - Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-626-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers, that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, proxy voting services (as identified in the Advisor’s Proxy Voting Policy included in Appendix B to this SAI), independent registered public accounting firm and legal counsel as identified in the Fund’s Prospectus and SAI, and financial typesetters and printers such as V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., PrinterLink Communications Group, Inc. and Filepoint EDGAR Services, that the Fund may engage for, among other things, the edgarizing, typesetting, the printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

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PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received subject to the order being received by the Fund in good form.  Net asset value per share is calculated for purchases and redemptions of shares of the Fund by dividing the value of total Fund assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier) as described under “Net Asset Value” below.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.  The basis for determining the sales charge applicable to a purchase of Investor Shares and how the sales charge is distributed between the Distributor and other dealers is described in the Prospectus for Investor Shares under “Investing in the Fund – Purchasing Shares.”

The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Employees and Affiliates of the Fund.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  To encourage investment in the Fund, the Fund may also sell shares at net asset value without a sales charge to such persons.  Accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Sales Charges.  The public offering price of Investor Shares of the Fund equals net asset value plus a sales charge.  The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

Less than $250,000	3.09%	3.00%	2.80%
$250,000 but less than $500,000	2.56%	2.50%	2.30%
$500,000 or more	2.04%	2.00%	1.80%

From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated, or amended.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor.

Dealers.  The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Fund or its shareholders.

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Reduced Sales Charges

Concurrent Purchases.  For purposes of qualifying for a lower sales charge for Investor Shares, investors have the privilege of combining concurrent purchases of the Fund and one or more other series of the Trust affiliated with the Advisor and sold with a sales charge.  For example, if a shareholder concurrently purchases shares in one of the other series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $250,000, and purchases Investor Shares in the Fund at the total public offering price of $250,000, the sales charge would be that applicable to a $500,000 purchase as shown in the appropriate table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase Investor Shares at the public offering price applicable to the total of (i) the total public offering price of the Investor Shares of the Fund then being purchased plus (ii) an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for Investor Shares by executing a letter of intent.  A letter of intent allows an investor to purchase Investor Shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser’s combined holdings of the shares of all of the series of the Trust affiliated with the Advisor and sold with a sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required, (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying the Investor Shares Prospectus or is otherwise available from the Administrator or the Distributor.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Within 90 days after a redemption of Investor Shares, Investors may reinvest the proceeds from the redemption without a sales charge in either Investor Shares or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge.  If the other class of shares charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference.  The shares of the class to be acquired must also be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be

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disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption; although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups.  Reductions in sales charges apply to purchases by a single “person,” including an individual, members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Fund, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees; officers and employees of the Trust, Fund, and Advisor; and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase Investor Shares at net asset value if the investment advisor or financial planner has made arrangements to permit them to do so with the Distributor.  The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Exchange Feature.  Investors may exchange shares of the Fund for shares of any other comparable series of the Trust.  Shares of the Fund may be exchanged at the net asset value plus the percentage difference between that series’ sales charge and any sales charge previously paid in connection with the shares being exchanged.  For example, if a 2% sales charge was paid on shares that are exchanged into a series with a 3% sales charge, there would be an additional sales charge of 1% on the exchange.  Exchanges may only be made by investors in states where shares of the other series are qualified for sale.  An investor may direct the Fund to exchange his shares by writing to the Fund at its principal office.  The request must be signed exactly as the investor’s name appears on the account, and it must also provide the account number, number of shares to be exchanged, the name of the series to which the exchange will take place, and a statement as to whether the exchange is a full or partial redemption of existing shares.  Notwithstanding the foregoing, exchanges of shares may only be within the same class or type of class of shares involved. For example, Investor Shares may not be exchanged for Institutional Shares.

A pattern of frequent exchange transactions may be deemed by the Advisor to be an abusive practice that is not in the best interest of the shareholders of the Fund.  Such a pattern may, at the discretion of the Advisor, be limited by the Fund’s refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days’ prior notice. The Trustees also reserve the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60-days’ written notice to the shareholders.

REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on

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the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

In addition to the situations described in the Prospectus under “Investing in the Fund – Redeeming Your Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) one percent (1%) of the Fund’s net asset value at the beginning of such period.

NET ASSET VALUE

The net asset value per share of each class of Shares of the Fund (“Class”) is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m., New York time, Monday through Friday, except when the NYSE closes earlier.  The Fund’s net asset value per share of each Class is not calculated on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each Class of the Fund will not be calculated.

The net asset value per share of each Class of the Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that Class, subtracting the liabilities charged to the Fund and to that Class, and dividing the result by the number of outstanding shares of such Class.  “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income; realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments; any funds or payments derived from any reinvestment of such proceeds; and a portion of any general assets of the Trust not belonging to a particular investment fund.  Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular Class of the Fund will be allocated to each Class of the Fund on the basis of the net asset value of that Class in relation to the net asset value of the Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Certain expenses attributable to a particular Class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that Class of shares.  Certain other expenses attributable to a particular Class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that Class of shares if such expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes, and the Trustees approve such allocation.  Subject to the provisions of the Trust’s Amended and Restated Declaration of Trust (“Declaration of Trust”), determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the Classes of the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of 60 days or less are valued at amortized costs, which approximates market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

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ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies, and net income derived from an interest in a “qualified publicly traded partnership” as defined in Code section 851(h).  Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transactions occurring prior to January 1, 2013 and 20% for those occurring after December 31, 2012, unless current applicable capital gains rates are changed by Congress.  Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2012, after which such dividends would return to being taxed at ordinary income rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

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Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund, and any other series of the Trust, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders after December 31, 2002 and before January 1, 2013, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

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The Fund is considered a personal holding company as defined under section 542 of the Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year.  As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate.  No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provision of the Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

CAPITAL SHARES AND VOTING

The Declaration of Trust currently authorizes the issuance of shares in two series:  the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund.  Each series of shares is divided into two classes (“Institutional Shares” and “Investor Shares”) as described in the prospectus for each series.  Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Shareholders of all the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The rights of shareholders may not be modified by less than a majority vote.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire; and (2) any Trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders.  Shareholders holding not less than 10% of the shares then outstanding may require the Trustees to call a meeting, and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his/her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely o the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exception stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Under Massachusetts law, a shareholder of a Massachusetts business trust may be held liable as a partner under certain circumstances.  The Declaration of Trust, however, contains an express disclaimer of shareholder liability for its acts or obligations.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Fund’s property

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for any shareholder held personally liable for its obligations.  In addition, the operation of the Fund as investment companies would not likely give rise to liabilities in excess of its assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended November 30, 2011, including the financial highlights that appear in the Fund’s Annual Report to Shareholders, are incorporated herein by reference and made a part of this document.

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APPENDIX A –DESCRIPTION OF RATINGS

The various ratings used by the nationally recognized statistical rating organizations (each, a “NRSRO”) are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of securities in which the Fund may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated A-1+.  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.  Commercial paper rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

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Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation

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of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  The rating AAA denotes the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a high level of risk, and a rating C signals exceptionally high levels of credit risk.  Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

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F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC,” nor to short-term ratings other than “F1.”  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

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CAPITAL MANAGEMENT INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Capital Management Investment Trust (“Trust”) and each of its series of shares, the Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund (individually “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Capital Management Associates, Inc. (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

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C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

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Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

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VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 22nd day of May, 2003.

Capital Management Associates, Inc.
Proxy Voting Policies and Procedures

Background
Effective March 10, 2003, the Securities and Exchange Commission (“SEC”) adopted a new rule and rule amendments under the Investment Advisers Act of 1940. Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts.

These written policies and procedures are designed to reasonably ensure that Capital Management Associates, Inc. (hereinafter “CMA”) votes proxies in the best interest of clients who have given CMA voting authority and describes how CMA addresses material conflicts between its interests and those of its clients with respect to proxy voting. In accordance with the requirements of the new Rule, Policies and Procedures for CMA are herewith provided.

Proxy Voting
CMA will not be responsible for the voting of proxies for securities held in client accounts unless we are specifically instructed otherwise.  If we are directed by our clients, we will research, vote and record all proxy ballots for the security positions we maintain on our client’s behalf. To execute this responsibility CMA relies on Broadridge to provide proxy research and recommendations, as well as record keeping.

We have fully reviewed and approved the Broadridge Proxy Voting Guidelines and follow their recommendations on most Broadridge uses brought to a shareholder vote.

In the rare instance where our research or security analyst believes that a Broadridge recommendation would be to the detriment of our investment clients, we can and will override the Broadridge recommendation through a manual vote. The final authorization to override a Broadridge recommendation must be approved by the Director of Research or President of CMA. A written record supporting the decision to override the Broadridge  recommendation will be maintained.

Proxy Voting Process
A portfolio company’s custodian, in advance of each company’s annual or special meeting provides Broadridge with the appropriate proxies to be voted. Broadridge is responsible for maintaining records of all proxy statements received and all votes cast.  The compliance officer at CMA is responsible for maintaining copies of all proxy policies and procedures and for determining when a potential conflict of interest exists (see “Conflicts of Interest” below).

CMA will provide copies of the policies and procedures to clients upon request.  Clients can obtain information on how their proxies were voted and request copies of the proxy voting policies and procedures by calling CMA at (212) 320-2000.

Conflicts of Interest

Resolving Potential Conflicts of Interest:

Each proxy is reviewed by the portfolio management staff to identify potential conflicts of interest in regard to the proxy voting process.  Examples of potential conflicts of interest include:

1	The advisor manages a pension plan for a portfolio company whose management is soliciting proxies
2	The advisor has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast

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3	The advisor or its principals have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In cases where a potential conflict of interest exists, Broadridge will vote in accordance with Broadridge recommendations if application of such recommendations to the matter at hand involve little discretion on the part of the adviser. If such recommendations do not apply or involve adviser discretion, then the adviser will either  disclose the conflict to the client and obtain their consents before voting or suggest that the client engage another party to determine how the proxies should be voted.

Adopted November 17, 2010

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PROXY PAPER GUIDELINES

2012 PROXY SEASON

AN OVERVIEW OF
THE GLASS LEWIS APPROACH TO
PROXY ADVICE

GLASS
LEWIS & Co.

UNITED STATES

Contents

I. A Board That Serves the Interests of Shareholders	1
Election of Directors	1
Independence	1
Performance	4
Experience	13
Other Considerations	13
Controlled Companies	15
Unofficially Controlled Companies and 20-50% Beneficial Owners	16
Exceptions for Recent IPOs	16
Mutual Fund Boards	17
Declassified Boards	18
Mandatory Director Term and Age Limits	19
Requiring Two or More Nominees per Board Seat	19
Shareholder Access	19
Majority Vote for the Election of Directors	19
The plurality vote standard	20
Advantages of a majority vote standard	20
II. Transparency and Integrity of Financial Reporting	21
Auditor Ratification	21
Voting Recommendations on Auditor Ratification	21
Pension Accounting Issues	22
III. The Link Between Compensation and Performance	23
Advisory Vote on Executive Compensation (“Say-on-Pay”)	23
Say-on-Pay Voting Recommendations	24
Additional Scrutiny for Companies with Significant Opposition in 2011	25
Short-Term Incentives	25
Long-Term Incentives	25
Pay for Performance	26
Recoupment (“Clawback”) Provisions	27
Frequency of Say-on-Pay	27
Vote on Golden Parachute Arrangements	27
Equity-Based Compensation Plan Proposals	27
Option Exchanges	28
Option Backdating, Spring-Loading, and Bullet-Dodging	29
162(m) Plans	30
Director Compensation Plans	31

Copyright 2011 Glass, Lewis & Co., LLC

I

IV. Governance Structure and the Shareholder Franchise	32
Anti-Takeover Measures	32
Poison Pills (Shareholder Rights Plans)	32
NOL Poison Pills	32
Fair Price Provisions	33
Reincorporation	33
Exclusive Forum Provisions	34
Authorized Shares	34
Advance Notice Requirements	35
Voting Structure	36
Cumulative Voting	36
Supermajority Vote Requirements	36
Transaction of Other Business	37
Anti-Greenmail Proposals	37
Mutual Funds: Investment Policies and Advisory Agreements	37
V. Compensation, Environmental, Social and Governance Shareholder Initiatives	38
Compensation	38
Disclosure of Individual Compensation	38
Linking Pay with Performance	39
Retirement Benefits & Severance	39
Bonus Recoupments (“Clawbacks”)	39
Golden Coffins	40
Retention of Shares until Retirement	40
Tax Gross-Ups	41
Linking Executive Pay to Environmental and Social Criteria	41
Governance	41
Declassification of the Board	41
Right of Shareholders to Call a Special Meeting	41
Right of Shareholders to Act by Written Consent	42
Board Composition	42
Reimbursement of Solicitation Expenses	43
Majority Vote for the Election of Directors	43
Cumulative Vote for the Election of Directors	43
Supermajority Vote Requirements	44
Independent Chairman	44
Proxy Access	44
Environment	45
Climate Change and Green House Gas Emission Disclosure	46

Copyright 2011 Glass, Lewis & Co., LLC

II

Sustainability and other Environmentally-Related Reports	46
Oil Sands	47
Sustainable Forestry	47
Social Issues	48
Non-Discrimination Policies	48
MacBride Principles	48
Human Rights	48
Military and US Government Business Policies	49
Foreign Government Business Policies	49
Health Care Reform Principles	49
Tobacco	50
Reporting Contributions and Political Spending	50
Animal Welfare	51
Internet Censorship	51

Copyright 2011 Glass, Lewis & Co., LLC

III

I. A Board That Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

1
NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be com-plete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•
$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•
$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

•
1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives

2	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
3
We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4
This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5
We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

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a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically6 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.7 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/ chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives.

6
With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

7
We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.8 Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent  have truly independent chairs.9

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.10

2.
A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

8	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
9	Spencer Stuart Board Index, 2011, p. 6.
10
However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings.  Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.
A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.
All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”11

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards For Assessing The Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”12

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise

11	“Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
12	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:13

1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.
The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.
Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.14

6.
All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.
The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.
All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

13
Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

14
Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.
The audit committee chair15 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.17

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.
All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

15	In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
16
Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

17
Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.18

20.
All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

18	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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When assessing the performance of compensation committees, we will recommend voting against for the following:19

1.
All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.20

2.
Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.
The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.21

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.
All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.
All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

19
Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

20
Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

21
In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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12.
All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.
The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.
All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.22

15.
All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:23

22	In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
23
Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair

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1.
All members of the governance committee24 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.25 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,26 when the chairman is not independent and an independent lead or presiding director has not been appointed.27

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.
The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision)28 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:29

1.
All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

24	If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.
25
Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26
If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27
We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

28
A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

29
Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

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2.
The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair30 when the chairman is not independent, and an independent lead or presiding director has not been appointed.31

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.32

5.
The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.33

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a

30
If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

31	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.
32	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.
33
Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate.  In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

Copyright 2011 Glass, Lewis & Co., LLC

company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)34, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

Experience

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.35

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.
A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.
A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately

34
A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

35
We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.36 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.37

3.
A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.
A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.
Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.38

6.
All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.39 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

36
Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

37	Spencer Stuart Board Index, 2011, p. 8.
38
We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies.  We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

39	Refer to Section IV. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

Copyright 2011 Glass, Lewis & Co., LLC

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).40

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.
We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a.
We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.
Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.
Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

40
The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

Copyright 2011 Glass, Lewis & Co., LLC

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory re-quirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.
Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.
Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases

Copyright 2011 Glass, Lewis & Co., LLC

where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.
Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.
When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate.

Copyright 2011 Glass, Lewis & Co., LLC

Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”41 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.42 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”43 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”44

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.45 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.46

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

41
Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

42	Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
43	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
44	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
45	Spencer Stuart Board Index, 2011, p. 14
46	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

Copyright 2011 Glass, Lewis & Co., LLC

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

SHAREHOLDER ACCESS

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Section V. Compensation, Environmental, Social and Governance Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections

Copyright 2011 Glass, Lewis & Co., LLC

on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.47 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

The plurality vote standard

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

47	Spencer Stuart Board Index, 2011, p. 14

Copyright 2011 Glass, Lewis & Co., LLC

II. Transparency and Integrity of Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”48

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can en-sure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

Voting Recommendations on Auditor Ratification

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

48	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.
Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.49

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.
Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

49
An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

Copyright 2011 Glass, Lewis & Co., LLC

III. The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies50 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

Say-on-Pay Voting Recommendations

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

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In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Additional Scrutiny for Companies with Significant Opposition in 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

Short-Term Incentives

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

Long-Term Incentives

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their

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interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

Pay for Performance

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

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Recoupment (“Clawback”) Provisions

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

Frequency of Say-on-Pay

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

Vote on Golden Parachute Arrangements

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-incontrol transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

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Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.	Companies should seek more shares only when needed.

2.	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

11.	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12.	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

Option Exchanges

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

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We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.	Officers and board members cannot participate in the program;

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

Option Backdating, Spring-Loading, and Bullet-Dodging

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating

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was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(m) Plans

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

51	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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Director Compensation Plans

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

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IV. Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offer or is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL Poison Pills

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

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Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

Fair Price Provisions

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate

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to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?

9.	We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need

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additional capital stock:

1.
Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.
Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.
Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.
Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

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VOTING STRUCTURE

Cumulative Voting

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Supermajority Vote Requirements

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums

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to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

COMPENSATION

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

Disclosure of Individual Compensation

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of

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individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.

Linking Pay with Performance

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

Retirement Benefits & Severance

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain “golden parachute” compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

Bonus Recoupments (“Clawbacks”)

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

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When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

Golden Coffins

Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

Retention of Shares until Retirement

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

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Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

GOVERNANCE

Declassification of the Board

Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to

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prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin-offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

•	Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates

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for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of

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majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”

Proxy Access

Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed "Proxy Access" in the spotlight of the U.S. Government's most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

Further, in July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, (the "Dodd-Frank Act"). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency's authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company's securities continuously for at least three years, the right to nominate up to 25% of a board's directors and have such nominees included on a company's ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule's implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC's failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing

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of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the “private ordering” amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements ("Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation." SEC Press Release. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-bycase basis, and will consider the following in our analysis:

•	Company size;

•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;

•	The percentage ownership requested and holding period requirement;

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin-offs, etc.);

•	Existence of anti-takeover protections or other entrenchment devices; and

•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

ENVIRONMENT

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with

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spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/ or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably

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crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.

We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

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SOCIAL ISSUES

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.
The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

10.
Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides

Copyright 2011 Glass, Lewis & Co., LLC

shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and US Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;
•	Health care coverage should be continuous;
•	Health care coverage should be affordable to individuals and families;
•	The health insurance strategy should be affordable and sustainable for society; and
•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we

Copyright 2011 Glass, Lewis & Co., LLC

typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and  state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?
•	How does the Company’s political expenditure policy and disclosure compare to its peers?
•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

Copyright 2011 Glass, Lewis & Co., LLC

Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

Copyright 2011 Glass, Lewis & Co., LLC

San Francisco
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Tel: +1 415-678-4110
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Fax: +1 415-357-0200

New York
Glass, Lewis & Co., LLC
48 Wall Street
15th Floor
New York, N.Y. 10005
Tel: +1 212-797-3777
Fax: +1 212-980-4716

Australia
CGI Glass Lewis
Suite 8.01, Level 8
261 George Street
Sydney NSW 2000
Australia
Tel: +61 2 9299 9266
Fax: +61 2 9299 1866

Ireland
Glass, Lewis & Co., Europe Ltd.
6th Floor, Riverpoint
Bishop's Quay
Limerick, Ireland
Tel: +353 61 404700
Fax: +353 61 404711

Please direct general inquiries to info@glasslewis.com

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)          Declaration of Trust (“Trust Instrument”). 1

(b)          By-Laws. 1

(c)           Certificates for Shares are not issued.  Articles V, VI, VII and X of the Declaration of Trust, previously filed as Exhibit (a) hereto, define the rights of holders of Shares. 1

(d)(1)      Amended and Restated Investment Advisory Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc., as Advisor, with respect to the Capital Management Mid-Cap Fund. 3

(d)(2)      Amended and Restated Investment Advisory Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc., as Advisor, with respect to the Capital Management Small-Cap Fund. 3

(e)(1)      Distribution Agreement between the Capital Management Investment Trust and Wellington Shields & Co. LLC, as Distributor, with respect to the Capital Management Mid-Cap Fund. 7

(e)(2)      Distribution Agreement between the Capital Management Investment Trust and Wellington Shields & Co. LLC, as Distributor, with respect to the Capital Management Small-Cap Fund. 7

(f)           Not Applicable.

(g)(1)      Custody Agreement between the Capital Management Investment Trust and U.S. Bank National Association, as Custodian. 6

(g)(2)      Custody Agreement between the Capital Management Investment Trust and U.S. Bank National Association, as Custodian. 6

(h)(1)      Investment Company Services Agreement between the Capital Management Investment Trust and Matrix 360 Administration, LLC, as Administrator and Transfer Agent. 9

(h)(2)      Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund. 4

(h)(3)      Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Small-Cap Fund. 4

(h)(4)      First Amendment to the Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund. 8

(h)(5)      First Amendment to the Amended and Restated Expense Limitation Agreement between the Capital Management Investment Trust and Capital Management Associates, Inc. with respect to the Capital Management Mid-Cap Fund. 8

(h)(6)      Sub-Distribution Agreement between the Capital Management Investment Trust, Wellington Shields & Co. LLC. and Matrix Capital Group, Inc. with respect to the Capital Management Mid-Cap Fund. 7

(h)(7)      Sub-Distribution Agreement between the Capital Management Investment Trust, Wellington Shields & Co. LLC and Matrix Capital Group, Inc. with respect to the Capital Management Small-Cap Fund. 7

(i)           Opinion and Consent of Dechert Price & Rhoads, Counsel, regarding the legality of the securities registered with respect to the Capital Management Mid-Cap Fund. 2

(j)           Consent of BBD, LLP, Independent Registered Public Accounting Firm, with respect to the Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund.

(k)           Not applicable.

(l)           Initial Capital Agreement. 1

(m)(1)     Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Mid-Cap Fund. 3

(m)(2)     Amended and Restated Distribution Plan under Rule 12b-1 for the Capital Management Small-Cap Fund. 3

(n)           Amended and Restated Rule 18f-3 Multi-Class Plan. 3

(p)(1)      Amended and Restated Code of Ethics for the Capital Management Investment Trust. 5

(p)(2)      Amended and Restated Code of Ethics for Capital Management Associates, Inc. 5

(p)(3)      Code of Ethics for Wellington Shields & Co. LLC. 7

(q)           Powers of Attorney. 6

1	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 3 to Registration Statement on Form N-1A filed on March 26, 1996 (File No. 33-85242).
2	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 6 to Registration Statement on Form N-1A filed on October 29, 1998 (File No. 33-85242).
3	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 9 to Registration Statement on Form N-1A filed on April 2, 2001 (File No. 33-85242).
4	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 14 to Registration Statement on Form N-1A filed on March 30, 2006 (File No. 33-85242).
5	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 16 to Registration Statement on Form N-1A filed on March 31, 2008 (File No. 33-85242)
6	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 17 to Registration Statement on Form N-1A filed on March 31, 2009 (File No. 33-85242)
7	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 18 to Registration Statement on Form N-1A filed on January 28, 2010 (File No. 33-85242)
8	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 19 to Registration Statement on Form N-1A filed on March 30, 2010 (File No. 33-85242)
9	Incorporated herein by reference to Capital Management Investment Trust’s Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed on March 30, 2011 (File No. 33-85242)

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Trust.

ITEM 30.	Indemnification

The Trust’s Declaration of Trust, Investment Advisory Agreements, Administration Agreement, and Distribution Agreements provide for indemnification of certain persons acting on behalf of the Trust.

Article V, Section 5.4 of the Trust’s Declaration of Trust states:

1.
Subject only to the provisions hereof, every person who is or has been a Trustee, officer, employee or agent of the Trust and every person who serves at the Trustees request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise or is threatened by virtue of his being or having been a Trustee, officer, employee or agent of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred by him in the compromise or settlement thereof.

2.
The words “claim”, “action”, “suit”, or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liabilities” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

3.	No indemnification shall be provided hereunder to a Trustee or officer:

a.
against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”);

b.
with respect to any matter as to which he shall, by the court or other body by or before which the proceeding was brought or engaged, have been finally adjudicated to be liable by reason of disabling conduct;

c.
in the absence of a final adjudication on the merits that such Trustee or officer did not engage in disabling conduct, unless a reasonable determination, based upon a review of the facts that the person to be indemnified is not liable by reason of such conduct, is made:

i.	by vote of a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceedings; or

ii.	by independent legal counsel, in a written opinion.

4.
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person; provided, however, that no person may satisfy any right of indemnity or reimbursement granted herein except out of the property of the Trust, and no other person shall be personally liable to provide indemnity or reimbursement hereunder (except an insurer or surety or person otherwise bound by contract).

5.
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.4 may be paid by the Trust prior to final disposition thereof upon receipt of a written undertaking by or on behalf of the Trustee, officer, employee or agent to reimburse the Trust if it is ultimately determined under this Section 5.4 that he is not entitled to indemnification. Such undertaking shall be secured by a surety bond or other suitable insurance or such security as the Trustees shall require unless a majority of a quorum of the Trustees who are neither Interested Persons nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on readily available facts, that there is reason to believe that the indemnitee ultimately will be found to be entitled to indemnification.

The Bylaws of the Trust contain similar indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Act”) may be permitted to Trustees, officers and controlling persons of the Capital Management Investment Trust pursuant to the foregoing provisions, or otherwise, the Capital Management Investment Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Capital Management Investment Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Capital Management Investment Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Capital Management Investment Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of the Investment Advisor

See the Statements of Additional Information section entitled “Management And Other Service Providers” of the Funds and the Advisor’s Form ADV filed with the Commission, which are hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Advisor of the Capital Management Investment Trust. Except as so provided, to the knowledge of the Capital Management Investment Trust, none of the directors or executive officers of the Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. The Advisor currently serves as investment advisor to numerous institutional and individual clients.

ITEM 32.	Principal Underwriter

(a)           Wellington Shields & Co. LLC is underwriter and distributor for the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund.

(b)

(1)	(2)	(3)
Name and Principal Business Address	Position(s) and Offices With Underwriter	Position(s) and Offices With Registrant

Joseph V. Shields, Jr. 140 Broadway New York, New York 10005	Chairman and Managing Member	Trustee

David V. Shields 140 Broadway New York, New York 10005	Vice Chairman and Managing Member	Trustee

Ralph J. Scarpa 140 Broadway New York, New York 10005	Co-Chief Executive Officer and Managing Member	President, Principal Executive Officer, and Principal Financial Officer

Christopher F. Meyer 140 Broadway New York, New York 10005	Chief Compliance Officer and Senior Vice President	Chief Compliance Officer

Thomas W. Grant 140 Broadway New York, New York 10005	Co-Chief Executive Officer and Managing Member

(1)	(2)	(3)
Name and Principal Business Address	Position(s) and Offices With Underwriter	Position(s) and Offices With Registrant

Charles H. Wellington 140 Broadway New York, New York 10005	Vice Chairman and Managing Member

Philip Curcuru 140 Broadway New York, New York 10005	Chief Financial Officer and Chief Operating Officer

Paul I. Gulden Jr. 140 Broadway New York, New York 10005	Managing Member

Laurence A. Shadek 140 Broadway New York, New York 10005	Managing Member, Secretary and Co-SROP/CROP

Marguerite Kircher 140 Broadway New York, New York 10005	Co-SROP/CROP

Kevin VanCleve 140 Broadway New York, New York 10005	MSRB Principal

W. Jameson McFadden 140 Broadway New York, New York 10005	Managing Member	Vice President

(c)           Not applicable.

ITEM 33.	Location of Accounts and Records

All account books and records not normally held by U.S. Bank, N.A., the Custodian to the Registrant, are held by the Registrant in the offices of Matrix 360 Administration, LLC, the Fund Accountant, Administrator and Transfer Agent to the Registrant; or by Capital Management Associates, Inc., the Advisor to the Registrant.

The address of U.S. Bank, N.A. is 425 Walnut Street, Cincinnati, Ohio 45202. The address of Matrix 360 Administration, LLC. is 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania  19090-1904. The address of Capital Management Associates, Inc. is 140 Broadway, New York, New York 10005.

ITEM 34.	Management Services

Not applicable.

ITEM 35.	Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(a) under the Securities Act and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Willow Grove, and State of Pennsylvania on this 30th day of March, 2012.

CAPITAL MANAGEMENT INVESTMENT TRUST

By:	/s/ David F. Ganley
David F. Ganley, Secretary
and Assistant Treasurer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*
Lucius E. Burch, Trustee	Date

*
Paul J. Camilleri, Trustee,	Date

*
Ralph J. Scarpa, President,	Date
Principal Executive Officer, and
Principal Financial Officer

*
David V. Shields, Trustee	Date

*
Joseph V. Shields, Trustee and Chairman	Date

*
Anthony J. Walton, Trustee	Date

/s/ Larry E. Beaver, Jr.		March 30, 2012
Larry E. Beaver, Jr., Treasurer and Assistant		Date
Secretary

/s/ David F. Ganley		March 30, 2012
David F. Ganley., Secretary and Assistant Treasurer

*By:	/s/ David F. Ganley	March 30, 2012
	David F. Ganley	Date
Secretary and Assistant Treasurer
Attorney-in-Fact

INDEX TO EXHIBITS

(FOR POST-EFFECTIVE AMENDMENT NO. 22 TO ITS REGISTRATION STATEMENT)

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT

(j)	Consent of BBD, LLP, Independent Registered Public Accounting Firm, with respect to Post-Effective Amendment No. 22.